                    Nicholas=Applegate-Registered Trademark-

                                  MUTUAL FUNDS

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1995

                 ---------------------------------------------

                              DOMESTIC PORTFOLIOS
                                QUALIFIED SERIES

               --------------------------------------------------

                                EMERGING GROWTH
                                  CORE GROWTH
                                INCOME & GROWTH
                                BALANCED GROWTH
                               GOVERNMENT INCOME

NICHOLAS=APPLEGATE-Registered Trademark- MUTUAL FUNDS
-----------------------------------------------------------------------
600 West Broadway
San Diego, California 92101
800-551-8643

TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS

Fred C. Applegate
Dr. Arthur B. Laffer
Arthur E. Nicholas, Chairman
Charles E. Young

TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST

Dann V. Angeloff
Walter A. Auch
Theodore J. Coburn
Darlene T. DeRemer
George F. Keane
Arthur E. Nicholas, Chairman

OFFICERS

Arthur E. Nicholas, Chairman
Ashley Rabun, President
Pete J. Johnson, Vice President
Thomas Pindelski, Treasurer
E. Blake Moore, Jr., Secretary

INVESTMENT MANAGER

Nicholas-Applegate Capital Management

DISTRIBUTOR

Nicholas-Applegate Securities

CUSTODIAN

PNC Bank

TRANSFER AGENT

State Street Bank & Trust Company

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
TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                                                                     PAGE
Letter to Shareholders..........................................................................................           1
Organization....................................................................................................           2
Capital Markets Review..........................................................................................           3
Long-Term View of the U.S. Equity and Bond Markets..............................................................           4
The Portfolios' Overview, Fund Manager Q&A and the Funds' Schedules of Investments
  Emerging Growth...............................................................................................           5
  Core Growth...................................................................................................          20
  Income & Growth...............................................................................................          27
  Balanced Growth...............................................................................................          35
  Government Income.............................................................................................          42
The Portfolios'
  Financial Highlights..........................................................................................          46
  Statements of Assets and Liabilities..........................................................................          48
  Statements of Operations......................................................................................          49
  Statements of Changes in Net Assets...........................................................................          50
  Notes to the Financial Statements.............................................................................          51
Notes to the Funds' Financial Statements........................................................................          58

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a current prospectus for Nicholas-Applegate Mutual Funds. Distributor: Nicholas-Applegate Securities.

                      (This page intentionally left blank)

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER,

  We are pleased to present you with this Semi-Annual Report for Nicholas-Applegate Mutual Funds.

  The past six months have been very successful for our shareholders. The U.S. stock market has delivered strong performance so far this year. In fact, if the stock market were to end the year with just the gains achieved by September 30, this year would still go down in the history books as one of the best years for U.S. stocks in the twentieth century.

  We should remember that at the end of last year the newspapers and magazines were full of gloomy articles about the markets. Those of you who ignored these articles and stayed with your investment plan have reaped big rewards this year. And what's going on in the press now? Lately, I've seen article after article asking if the market has reached a top and is due for some kind of correction soon.

  As long-term investors, we believe you should ignore this speculation. Nobody knows what the market is going to do tomorrow or the next day, but it's quite clear what the market has done over the long term. In 1932, in the depths of the Depression, the Dow Jones Industrial Average sank to a low of 40. In September, 1995, it reached a new high of 4801. That means that over the past 63 years the Dow has multiplied in value 120 times. And these 63 years included a terrible World War, the assassination of world leaders, and 40 years of a Cold War that diverted the energies of many of the world's best and brightest minds.

  So what made this phenomenal increase in stock values possible? It's basically very simple -- companies like those we look for are constantly striving to introduce new products and services that increase productivity or improve people's lives in some way. The fax machine. The cassette player on your hip. The automatic teller at your bank, or in your grocery store. The personal computer on your desk, or the computer chips under the dashboard of your car. Shopping from home via cable television. Overnight delivery.

  All these innovations add value to the world economy. All are made possible by the capital invested by people like you and, by their success, they encourage even more investment. This process is now picking up even more steam with the opening of major new markets around the world.

  At Nicholas-Applegate, we believe that change creates opportunity. In a world where so much is changing, we think the prospects for long-term investors look very bright indeed. Keep your eyes on your goals, stick to your financial plan, and remember -- true wealth comes from staying invested for the long term.

Sincerely,

         [SIGNATURE]

Ashley Rabun
President

Nicholas-Applegate Mutual Funds

--------------------------------------------------------------------------------

ORGANIZATION
-------------------------------------------------------------------

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 43 separate series comprised of Portfolios A, with an initial sales charge, B, with a contingent deferred sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering 12 investment vehicles (the "Funds"). As of September 30, 1995, the Funds and corresponding Portfolios are as follows:

                                                                         INCLUDED
                                                                            IN       INCLUDED IN
     FUNDS OF THE                        PORTFOLIOS OF                     THIS        ANOTHER
     MASTER TRUST                          THE TRUST                      REPORT       REPORT
-----------------------  ---------------------------------------------  ----------  -------------
Mini-Cap Growth          Mini-Cap Growth Institutional                                    x
Emerging Growth          Emerging Growth A                                                x
                         Emerging Growth B                                                x
                         Emerging Growth C                                                x
                         Emerging Growth Institutional                                    x
                         Emerging Growth Qualified                          x

Core Growth              Core Growth A                                                    x
                         Core Growth B                                                    x
                         Core Growth C                                                    x
                         Core Growth Institutional                                        x
                         Core Growth Qualified                              x

Income & Growth          Income & Growth A                                                x
                         Income & Growth B                                                x
                         Income & Growth C                                                x
                         Income & Growth Institutional                                    x
                         Income & Growth Qualified                          x

Balanced Growth          Balanced Growth A                                                x
                         Balanced Growth B                                                x
                         Balanced Growth C                                                x
                         Balanced Growth Institutional                                    x
                         Balanced Growth Qualified                          x

Government Income        Government Income A                                              x
                         Government Income B                                              x
                         Government Income C                                              x
                         Government Income Qualified                        x

Money Market             Money Market Portfolio                                           x

Worldwide Growth         Worldwide Growth A                                               x
                         Worldwide Growth B                                               x
                         Worldwide Growth C                                               x
                         Worldwide Growth Institutional                                   x
                         Worldwide Growth Qualified                                       x

International Growth     International Growth A                                           x
                         International Growth B                                           x
                         International Growth C                                           x
                         International Growth Institutional                               x
                         International Growth Qualified                                   x

Emerging Countries       Emerging Countries A                                             x
                         Emerging Countries B                                             x
                         Emerging Countries C                                             x
                         Emerging Countries Institutional                                 x
                         Emerging Countries Qualified                                     x

Fully Discretionary      Fully Discretionary Institutional                                x

Short-Intermediate       Short-Intermediate Institutional                                 x

--------------------------------------------------------------------------------

CAPITAL MARKETS REVIEW
-------------------------------------------------------------------

  The spring and summer of 1995 was a great time for investors in U.S. companies and fixed-income securities. The environment of slow, stable economic growth inspired investor and consumer confidence, driving up bond prices and forcing down interest rates. Many companies surprised stock analysts and investors during this period by reporting earnings that exceeded expectations. Their accomplishments were largely rewarded through higher stock prices. Supply and demand forces added to the rally. U.S. equity mutual funds enjoyed heavy cash inflows in late summer. Most of this new money was ear-marked for U.S. stocks, and U.S. companies added to the rally by repurchasing shares of their own stocks at a record pace. The resulting combination of rising demand and shrinking supply had the effect of boosting prices in a market that was already solidly advancing on the basis of company fundamentals. The Wilshire 5000 Index, a measure of total U.S. stock market performance, rose 19.3% in the six months from April through September.

  The equity-market advance broadened during this period as small and mid-sized companies emerged as leaders. Projected earnings of small and mid-sized companies rose sharply based on expectations for improved profit margins due to lower interest rates and a stronger dollar. Among U.S. companies, technology, health-care and financial-services firms enjoyed the strongest stock-price advances in the first three quarters of 1995. Returns among electronic-component and communications equipment manufacturers were especially strong. The Russell 2000 Index, a measure of smaller-company performance, rose 20.2% from April through September, while the Standard & Poor's 400 Index of medium-sized companies advanced 19.3%. The Standard & Poor's 500 Index, a measure of America's largest companies, gained 18.3%.

  Bond prices rose through spring and summer on strong demand. Predictions for slow, stable economic growth encouraged U.S. investors to purchase bonds. Meanwhile, foreign central banks were purchasing bonds in a coordinated effort to strengthen the U.S. dollar in foreign exchange markets. Rising bond prices drove interest rates down to their lowest levels in more than a year.

  This environment was especially conducive to the growth-investing style of Nicholas-Applegate. Growth stocks outperformed value stocks among small, mid-sized and large companies. We remain optimistic about the outlook for our investing style in U.S. equity markets. We continue to seek and find companies that are growing by taking advantage of the sweeping changes in our economic and social lives. These include companies that are at the forefront of America's rising productivity or who are improving our daily lives through innovative new products and services. We believe equity markets will continue to reward the companies that are successfully shaping our future.

--------------------------------------------------------------------------------

LONG-TERM VIEW OF THE U.S. EQUITY AND BOND MARKETS
-------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           U.S. INFL  U.S. TBILL    U.S. LT GVT   U.S. SMALL STOCK    S&P500
1925            1.00         1.00           1.00               1.00       1.00
1926            0.99         1.03           1.08               1.00       1.12
1927            0.96         1.06           1.17               1.22       1.53
1928            0.96         1.10           1.18               1.71       2.20
1929            0.96         1.16           1.22               0.83       2.02
1930            0.90         1.18           1.27               0.51       1.52
1931            0.81         1.20           1.20               0.26       0.86
1932            0.73         1.21           1.41               0.24       0.79
1933            0.73         1.21           1.41               0.59       1.21
1934            0.75         1.21           1.55               0.74       1.20
1935            0.77         1.21           1.62               1.03       1.77
1936            0.78         1.22           1.75               1.71       2.37
1937            0.80         1.22           1.75               0.72       1.54
1938            0.78         1.22           1.85               0.95       2.02
1939            0.78         1.22           1.96               0.95       2.01
1940            0.79         1.22           2.08               0.90       1.81
1941            0.86         1.22           2.10               0.82       1.60
1942            0.94         1.22           2.16               1.19       1.93
1943            0.97         1.23           2.21               2.24       2.43
1944            0.99         1.23           2.27               3.45       2.91
1945            1.01         1.24           2.51               5.98       3.96
1946            1.20         1.24           2.51               5.29       3.64
1947            1.31         1.25           2.45               5.34       3.85
1948            1.34         1.26           2.53               5.22       4.06
1949            1.32         1.27           2.69               6.25       4.83
1950            1.39         1.29           2.69               8.68       6.36
1951            1.48         1.31           2.59               9.35       7.89
1952            1.49         1.33           2.62               9.64       9.34
1953            1.50         1.35           2.71               9.01       9.24
1954            1.49         1.36           2.91              14.47      14.11
1955            1.50         1.39           2.87              17.43      18.56
1956            1.54         1.42           2.71              18.18      19.78
1957            1.59         1.46           2.91              15.53      17.65
1958            1.61         1.49           2.73              25.61      25.30
1959            1.64         1.53           2.67              29.80      28.32
1960            1.66         1.57           3.04              28.82      28.45
1961            1.67         1.60           3.07              38.07      36.11
1962            1.69         1.65           3.28              33.54      32.95
1963            1.72         1.70           3.32              41.44      40.47
1964            1.74         1.76           3.44              51.19      47.14
1965            1.78         1.83           3.46              72.57      53.01
1966            1.84         1.92           3.59              67.48      47.67
1967            1.89         2.00           3.26             123.87      59.10
1968            1.98         2.10           3.25             168.43      65.64
1969            2.10         2.24           3.09             126.23      60.06
1970            2.22         2.38           3.46             104.23      62.47
1971            2.29         2.49           3.92             121.42      71.41
1972            2.37         2.59           4.14             126.81      84.96
1973            2.58         2.76           4.09              87.62      72.50
1974            2.89         2.99           4.27              70.14      53.31
1975            3.10         3.16           4.67             107.19      73.14
1976            3.25         3.32           5.45             168.69      90.58
1977            3.47         3.49           5.41             211.50      84.08
1978            3.78         3.74           5.35             261.12      89.59
1979            4.28         4.13           5.28             374.61     106.11
1980            4.81         4.59           5.07             523.99     140.51
1981            5.24         5.27           5.17             596.72     133.62
1982            5.45         5.82           7.25             763.83     162.22
1983            5.65         6.33           7.30            1066.83     198.75
1984            5.88         6.96           8.43             995.68     211.20
1985            6.10         7.50          11.04            1241.23     279.12
1986            6.17         7.96          13.74            1326.27     330.67
1987            6.44         8.39          13.37            1202.97     347.97
1988            6.72         8.93          14.67            1478.14     406.46
1989            7.03         9.67          17.32            1628.59     534.46
1990            7.46        10.43          18.39            1277.45     517.50
1991            7.69        11.01          21.94            1847.63     675.59
1992            7.92        11.40          23.71            2279.04     727.41
1993            8.13        11.73          28.03            2757.15     800.08
1994            8.35        12.19          25.86            2842.77     810.54
1995            8.54        12.69          31.41            3850.33    1051.28

IBBOTSON ASSOCIATES GROWTH OF $1.00 CHART

SMALL COMPANY STOCK

    Small Company Stocks data represents the smallest one-fifth of NYSE stocks from 1/1/26 through 12/31/81 and Dimensional Fund Advisors ("DFA") Small Company Fund thereafter, with all income dividends and capital gains distributions, if any, reinvested.

LARGE COMPANY STOCK

    Large Company Stocks data represents the Standard & Poor's 500 Index which contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

LONG-TERM GOVERNMENT BONDS

    Long Term Government Bond data is based on a one bond portfolio whose rolling approximate maturity is twenty years.

TREASURY BILLS

    Treasury bill data is measured by a portfolio having a minimum maturity of one month.

INFLATION

    The Consumer Price Index is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Many pension and employment contracts are tied to changes in consumer prices, as protection against inflation and reduced purchasing power.

  Each equity and bond index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing (except for the DFA Small Company Fund's returns which are net of transaction costs). All results are historical.

  Past performance is no guarantee of future performance of any index or Nicholas-Applegate Mutual Funds.

--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize long-term capital appreciation through investment primarily in equity securities of successful U.S. companies with less than $500 million in market capitalization.

  REVIEW AND OUTLOOK: Shares of the Emerging Growth Portfolio rose briskly through spring and summer as small-company stocks assumed the lead in the 1995 bull market. The Portfolio's holdings in technology, telecommunications and health care helped it to post strong returns. The Portfolio's performance was especially strong during the summer months and resulted from the solid earnings growth of the companies in the Portfolio. For example, in the third quarter, 94% of companies held in the Portfolio reported earnings that exceeded or equaled Wall Street expectations while only 6% reported lower earnings. Standouts among the Portfolio's holdings included: Phycor, a rapidly growing company that manages specialty clinics for more than 1,500 physicians in 19 states; California Amplifier, a leader in microwave communications products; and United Waste Systems, a solid waste management system that is growing sales through acquisitions and is growing profits through sound management and cost-cutting efforts.
  We evaluate investment opportunities on a company-by-company basis using a disciplined process that considers more than 7,500 different stocks. The net result of these individual investment decisions at the end of September was a Portfolio that held 40% of assets in technology stocks, including 10% in software companies, 11% in semiconductor and electronic component companies, 6% in computer and office automation equipment and 5% in telecommunications companies. Health technology and services accounted for 17% of the Portfolio's holdings, with medical supply-companies, at 6% of the Portfolio, the largest single health-technology component group. Consumer goods and services companies made up 14% of the Portfolio.

  We believe the investing environment will continue to favor our growth-stock style. The country's slow, stable economic growth has resulted in low interest rates, which have benefited smaller growth companies. Larger economic trends are also improving the outlook for the type of companies we seek. Enhanced global competition has favored companies that help other companies improve productivity. This has been a major reason for this year's strong rise in technology company stocks. It is also a reason for our continued confidence in those technology companies that possess clear visions and strong products and that command stable market share or operate in well-defined market niches.

  We continue to find and invest in dynamic, growing small companies. We remain confident that the best American small companies will continue to grow and prosper. We believe that having a part of your portfolio invested in smaller companies through the Emerging Growth Portfolio is a good way to achieve long-term growth of capital.

                            REPRESENTATIVE HOLDINGS:

                                  Steris Corp.
                                  Phycor, Inc.
                           Aspect Telecommunications
                            Sierra Semiconductor Co.
                                  Kemet Corp.
                           Nautica Enterprises, Inc.
                           United Waste Systems, Inc.
                           Target Therapeutics, Inc.
                           Wolverine Worldwide, Inc.
                               Quarterdeck Corp.

--------------------------------------------------------------------------------

A CONVERSATION WITH CATHERINE AVERY SOMHEGYI
-------------------------------------------------------------------

                      Catherine Avery Somhegyi
     [PHOTO]          Portfolio Manager
                      Emerging Growth Portfolio

Q. CATHERINE, SMALLER-COMPANY STOCKS ENJOYED
SIGNIFICANT GAINS FROM APRIL THROUGH SEPTEMBER WITH THE EMERGING GROWTH PORTFOLIO PROVING ESPECIALLY ADEPT AT FINDING SUCCESS WITHIN THE GROUP. WHAT WAS HAPPENING IN THE MARKETS AND THE ECONOMY OVER THE MIDDLE PART OF 1995 TO SMALL CAPS AND THE PORTFOLIO?

A. As a class, smaller-company stocks were helped by the strong performance of technology-company stocks and from slow, stable economic growth and low interest rates. Of course, there were a host of other factors, but these are the ones that really tipped the balance in favor of smaller companies. We benefited from especially strong earnings growth by the companies in the Portfolio. That is really the strength and the intent of our bottom-up investment style. We look on a company-by-company basis over a broad universe of more than 7,500 stocks. We identify and invest in companies that are using change to their advantage, and that are exhibiting the fundamental strengths that we believe will translate into rapid share-price appreciation. This proved a highly effective strategy through spring and summer, and we think it is the best strategy for long-term investing in equities.

Q. WHAT IS YOUR OUTLOOK FOR NEXT YEAR?

A. Our outlook relates to our style: As bottom-up investment managers, we continue to identify and invest in companies that we believe are going to grow earnings in this slow-growth economy. I think there is still room for small-cap stocks to grow and I think it is likely that small-company growth will exceed large-company growth for some time. The Institutional Brokers Estimate System (I/B/E/S), an organization that analyzes earnings trends on a company-by-company basis, projects that small companies' earnings will grow 18%, on average, over the next five years, while large-company earnings will rise at only a 13% rate. That's a great outlook for small-company stocks for next year and beyond.

Q. HOW DOES NICHOLAS-APPLEGATE'S STYLE OF
INVESTING IN SMALL-COMPANIES DIFFER FROM THAT OF OTHER MANAGERS?

A. I think that what distinguishes our investment style from others is how we define growth and how that guides our investment decisions. We look for the kinds of positive, sustainable changes in companies that will lead to earnings accelerations and to capital appreciation. We devote a lot of time, energy and resources to developing good investment ideas and to determining that the good companies we have identified are in fact great investment opportunities. We are disciplined in our approach, which means that investors who depend on us for the small-company growth portion of their portfolios don't have to worry that we'll shift our style or focus with the latest market trend into some other class of investments. It also means we won't hold onto a stock just because it performed well in the past. We aren't sentimental. We strive always to move the Portfolio to strength.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Q. GIVEN THOSE ELEMENTS OF YOUR STYLE, DO YOU
EVER CONSCIOUSLY DECIDE TO CONCENTRATE ON PROMISING SECTORS OR INDUSTRIES LIKE TECHNOLOGY?

A. We focus on where the growth is going to come from and then we build our portfolio stock by stock, based on company fundamentals and market analysis. This accounts for our record of investing in promising sectors at opportune times. Our portfolio adjusts well for change as it happens, not as the result of top-down calls or market forecasts.

Q. WHY SHOULD INDIVIDUAL INVESTORS INCLUDE SMALL-
COMPANY STOCKS AS A PORTION OF THEIR INDIVIDUAL PORTFOLIOS?

A. If you look at the research of Ibbotson Associates you'll see that, historically, small-company stocks have earned superior long-term returns over all other classes of U.S. financial assets. Companies developing new and innovative products to meet the present and future needs of consumers and businesses have long fueled the growth of our economy. I see no reason to believe that situation is going to change. Also, bank accounts, certificates of deposit and bonds traditionally haven't stayed very far ahead of inflation. Large-cap stocks have done better than bonds, but since the 1920s, nothing has helped investors create wealth like small-company stocks.

Q. WHAT ARE SOME EXAMPLES OF COMPANIES YOU
ADDED OR DELETED FROM THE PORTFOLIO DURING THE PERIOD?

A. We bought Consolidated Graphics and Premenos
Technology in September. Consolidated Graphics is aggressively acquiring market share in the offset-printing business. We believe it is on track to become in the print-shop business what Staples and Office Depot have become in the office-supplies business. Premenos is a leader in the development of electronic-data-interchange software, which is used by businesses to interact with customers and suppliers using the Internet. We sold Skywest, Inc. in September. The company's earnings have been soft and are likely to continue soft as a result of increased competition. We also sold our position in Cheesecake Factory because of slow sales growth in its bakery stores.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS -- 93.5%
----------------------------------------------

ADVERTISING -- 0.2%
  Heritage Media Corp.
    Class A*.............     37,900  $  1,141,737
                                      ------------
AEROSPACE -- 0.1%
  Hexcel Corp.*..........     43,600       463,250
                                      ------------
AGRICULTURE -- 0.2%
  Dekalb Genetics Corp.
    Class B..............     19,500       916,500
                                      ------------
AIR FREIGHT/SHAPING
  -- 0.6%
  Airborne Freight
    Corp.................    110,900     2,717,050
  Atlas Air, Inc.*.......     33,000       734,250
                                      ------------
                                         3,451,300
                                      ------------
AIRLINES -- 0.9%
  America West Airlines,
    Inc.*................    100,400     1,556,200
  Mesa Airlines, Inc.*...    300,800     3,064,400
  Midwest Express
    Holdings, Inc.*......     10,000       225,000
                                      ------------
                                         4,845,600
                                      ------------
ALCOHOLIC BEVERAGES --
  0.6%
  Canandaigua Wine, Inc.
    Class A*.............     62,400     3,034,200
                                      ------------
APPAREL -- 2.5%
  Authentic Fitness
    Corp.................     22,000       495,000
  Cole Kenneth
    Productions, Inc.*...     41,800     1,468,225
  Donnkenny, Inc.*.......     48,500     1,364,062
  Marisa Christina,
    Inc.*................     40,400       646,400
  Nautica Enterprises,
    Inc.*................    107,175     3,670,744
  Playtex Products,
    Inc..................     22,900       197,512
  Quiksilver, Inc.*......     34,400       933,100
  St. John Knits, Inc....     20,000       975,000

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

APPAREL (CONTINUED)
  Wolverine Worldwide,
    Inc..................    129,200  $  3,536,850
                                      ------------
                                        13,286,893
                                      ------------
AUTOMOTIVE EQUIPMENT
  -- 0.5%
  Custom Chrome, Inc.*...     10,000       226,250
  Intermet Corp..........     20,000       225,000
  Titan Wheel
    International,
    Inc..................    135,975     2,328,572
  Top Source
    Technologies,
    Inc.*................     17,300       152,456
                                      ------------
                                         2,932,278
                                      ------------
BIOTECHNOLOGY -- 4.7%
  Agouron
    Pharmaceuticals,
    Inc.*................     57,200     1,644,500
  Applied Bioscience
    International,
    Inc.*................     80,000       510,000
  Bio-Vascular, Inc.*....     30,000       540,000
  Biochem Pharma,
    Inc.*................     63,600     2,027,250
  Carrington
    Laboratories,
    Inc.*................     70,000     2,432,500
  Cephalon, Inc.*........     18,500       508,750
  Cytel Corp.*...........     30,000       210,000
  Genzyme Corp.*.........     50,000       725,000
  Gilead Sciences,
    Inc.*................     15,000       330,000
  Idexx Laboratories
    Corp.*...............     96,800     3,605,800
  Immulogic
    Pharmaceutical
    Corp.*...............     40,000       490,000
  Interneuron
    Pharmaceuticals,
    Inc.*................     30,000       345,000
  Martek Biosciences
    Corp.*...............     37,000       601,250
  Matrix Pharmaceuticals,
    Inc.*................     40,000       560,000
  Mentor Corp............     77,300     3,517,150
  Mycogen Corp.*.........     25,000       343,750
  Neurogen Corp.*........     48,000     1,068,000
  Northfield
    Laboratories,
    Inc.*................     40,000       740,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

BIOTECHNOLOGY (CONTINUED)
  Quintiles Transnational
    Corp.*...............     32,800  $  1,935,200
  Regeneron
    Pharmaceuticals,
    Inc.*................     40,000       625,000
  Sepracor, Inc.*........     20,000       432,500
  Sequus Pharmaceuticals,
    Inc.*................    136,500     1,586,812
  Vical, Inc.*...........     30,000       352,500
                                      ------------
                                        25,130,962
                                      ------------
BROADCASTING -- 2.1%
  American Radio Systems
    Corp.*...............     52,400     1,296,900
  Citicasters, Inc.*.....     34,600     1,154,775
  Data Broadcasting
    Corp.*...............     60,000       461,250
  E Z Communication, Inc.
    Class A*.............     10,000       192,500
  Emmis Broadcasting
    Corp. Class A*.......     35,100     1,101,262
  Evergreen Media Corp.
    Class A*.............     54,400     1,550,400
  Heftel Broadcastingn
    Corp. Class A*.......     20,000       385,000
  Renaissance
    Communications
    Corp.*...............     44,100     1,543,500
  Saga Communications,
    Inc. Class A*........     40,050       635,794
  SFX Broadcasting, Inc.
    Class A*.............     12,000       342,000
  United Video Satellite
    Group, Inc. Class
    A*...................      9,500       282,625
  Westcott
    Communications,
    Inc.*................     60,000       907,500
  Westwood One, Inc......     72,200     1,299,600
  Young Broadcasting
    Corp. Class A*.......     11,400       356,250
                                      ------------
                                        11,509,356
                                      ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

BUILDING MATERIALS --
  0.0%
  Republic Gypsum Co.....     20,200  $    239,875
                                      ------------
BUILDING MATERIAL CHAINS
  -- 0.3%
  Mueller Industries,
    Inc.*................     32,300     1,675,562
                                      ------------
CATALOG/OUTLET STORES
  -- 0.2%
  Black Box Corp.*.......     20,000       370,000
  The Sports Authority,
    Inc.*................     31,900       881,237
                                      ------------
                                         1,251,237
                                      ------------
CHEMICALS -- 0.7%
  Bush Boake Allen,
    Inc.*................     64,400     1,819,300
  Mississippi Chemical
    Corp.................     96,800     2,032,800
                                      ------------
                                         3,852,100
                                      ------------
COMPUTERS/OFFICE
  AUTOMATION -- 5.7%
  Auspex Systems,
    Inc.*................    120,300     1,879,687
  Boca Research, Inc.*...     89,700     2,175,225
  Cognex Corp.*..........     60,500     2,919,125
  Computer Horizons
    Corp.*...............     20,000       400,000
  Computervision
    Corp.*...............    104,400     1,265,850
  Danka Business Systems
    PLC Sponsored ADR
    (Argentina)..........     18,800       676,800
  Diamond Multimedia
    Systems, Inc.*.......     86,900     2,802,525
  Eltron International,
    Inc.*................     39,900     1,127,175
  Emulex Corp............     33,600       445,200
  Microcom, Inc.*........     41,400       781,425
  Micros Systems,
    Inc.*................     27,800       993,850
  Mylex Corp.*...........     20,000       340,000
  Optical Data Systems,
    Inc.*................     66,600     2,597,400
  Pinacle Systems,
    Inc.*................     32,600     1,002,450
  Planar Systems,
    Inc.*................     41,200       834,300
  Safeguard Scientifics,
    Inc.*................     58,650     2,815,200
  Softdesk, Inc.*........      4,800       121,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

COMPUTERS/OFFICE
  AUTOMATION (CONTINUED)
  StorMedia, Inc.*.......     72,500  $  3,280,625
  Telxon Corp............    151,600     3,619,450
  Titan Corp.*...........     69,500       668,937
                                      ------------
                                        30,746,424
                                      ------------
CONSUMER ELECTRICALS
  -- 0.3%
  Harman International
    Industries, Inc......     34,440     1,687,560
                                      ------------
CONTAINERS -- 0.1%
  Aptargroup, Inc........     14,500       480,313
                                      ------------
CONTRACT DRILLING -- 0.9%
  Global Marine, Inc.....    214,900     1,531,162
  Nabors Industries,
    Inc.*................     58,300       550,206
  Noble Drilling
    Corp.*...............    165,700     1,284,175
  Reading & Bates
    Corp.................    124,600     1,495,200
                                      ------------
                                         4,860,743
                                      ------------
DEPARTMENT/DISCOUNT
  STORES -- 0.6%
  Carson Pirie Scott &
    Co.*.................    133,600     2,538,400
  Proffitt's, Inc.*......     25,200       693,000
                                      ------------
                                         3,231,400
                                      ------------
DRUGS/PHARMACEUTICALS
  -- 1.0%
  Dura Pharmaceuticals,
    Inc.*................    101,800     3,028,550
  Jones Medical
    Industries, Inc......     15,000       268,125
  North American
    Biologicals, Inc.*...     60,400       498,300
  Owen Healthcare,
    Inc.*................     10,000       163,125
  Watson Pharmaceuticals,
    Inc.*................     29,600     1,213,600
                                      ------------
                                         5,171,700
                                      ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

ELECTRONIC DATA
  PROCESSING -- 1.8%
  Affiliated Computer
    Services, Inc.*......     23,700  $    693,225
  Concord Computing
    Corp.*...............     66,400     2,025,200
  Envoy Corp.*...........     63,100       757,200
  Fair Isaac & Co.,
    Inc..................     16,600       481,400
  Health Management
    Systems, Inc.*.......     91,500     2,562,000
  Sungard Data Systems,
    Inc.*................     91,100     2,664,675
  Systems & Computer
    Technology Corp......      6,900       186,300
  Transaction Network
    Services, Inc........     17,400       467,625
                                      ------------
                                         9,837,625
                                      ------------
ELECTRONIC INSTRUMENTS
  -- 4.3%
  Belden, Inc............     38,800     1,018,500
  Checkpoint Systems,
    Inc.*................    113,400     2,990,925
  Cincinnati Microwave,
    Inc.*................     63,200       955,900
  Coherent, Inc.*........     90,700     3,310,550
  Credence Systems
    Corp.*...............     82,950     3,006,937
  Cyberoptics Corp.*.....     12,000       408,000
  FSI International,
    Inc.*................    126,900     4,219,425
  Lo-Jack Corp.*.........    127,500     2,103,750
  Mattson Technology,
    Inc.*................     46,800     1,989,000
  Oak Industries,
    Inc.*................     50,000     1,506,250
  Robotic Vision Systems,
    Inc.*................     43,400     1,009,050
  Trimble Navigation
    LTD..................     34,700       876,175
                                      ------------
                                        23,394,462
                                      ------------
ENTERTAINMENT -- 0.9%
  Hollywood Entertainment
    Corp.*...............    130,600     2,799,737
  Movies, Inc.*..........     10,000       196,250
  Movie Gallery, Inc.*...     27,000     1,154,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

ENTERTAINMENT (CONTINUED)
  Regal Cinemas, Inc.*...     21,950  $    902,694
                                      ------------
                                         5,052,931
                                      ------------
ENVIRONMENTAL SERVICES
  -- 2.0%
  Newpark Resources,
    Inc.*................     57,000       997,500
  Republic Waste
    Industries*..........     19,000       439,375
  Sanifill, Inc.*........     52,200     1,709,550
  Tetra Technologies,
    Inc.*................     42,300       581,625
  United Waste Systems,
    Inc.*................     86,600     3,615,550
  U.S. Filter Corp.*.....     58,000     1,392,000
  U.S.A. Waste Services,
    Inc.*................     96,100     1,873,950
                                      ------------
                                        10,609,550
                                      ------------
FINANCE COMPANIES
  -- 1.9%
  Aames Financial
    Corp.................      8,000       234,000
  AmeriCredit Corp.*.....    104,000     1,547,000
  CMAC Investment Corp...     40,300     2,120,787
  Imperial Credit
    Industries, Inc.*....     30,000       851,250
  MS Financial, Inc.*....     15,000       172,500
  NAL Financial Group,
    Inc.*................     45,000       770,625
  North American Mortgage
    Co...................     69,600     1,809,600
  Olympic Financial
    LTD*.................     34,700       949,912
  West Corp., Inc........     56,100     1,136,025
  World Acceptance
    Corp.*...............     28,500       406,125
                                      ------------
                                         9,997,824
                                      ------------
FOOD CHAINS -- 0.3%
  Casey's General Stores,
    Inc..................     61,900     1,400,487
                                      ------------
GAMBLING -- 1.4%
  Casino Data Systems....     30,000       802,500

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

GAMBLING (CONTINUED)
  Grand Casinos, Inc.*...     78,800  $  3,201,250
  Griffen Gaming &
    Entertainment,
    Inc.*................      7,820        99,705
  Players International,
    Inc..................    131,800     1,894,625
  Station Casinos,
    Inc.*................     94,600     1,454,475
                                      ------------
                                         7,452,555
                                      ------------
GROCERY PRODUCTS -- 0.1%
  Alpine Lace Brands,
    Inc.*................     10,000       110,000
  Opta Food Ingredients,
    Inc.*................     25,000       393,750
                                      ------------
                                           503,750
                                      ------------
HOME FURNISHINGS -- 0.1%
  Renters Choice,
    Inc.*................     25,000       765,625
                                      ------------
HOMEBUILDING -- 1.2%
  Champion Enterprises,
    Inc.*................     59,700     1,186,537
  Oakwood Homes Corp.....     37,400     1,318,350
  Redman Industries,
    Inc.*................     30,400       790,400
  Toll Brothers, Inc.*...     81,000     1,528,875
  U.S. Home Corp.........     62,400     1,560,000
                                      ------------
                                         6,384,162
                                      ------------
HOSPITALS -- 1.0%
  Community Health
    Systems, Inc.*.......     95,500     3,855,812
  Gulf South Medical
    Supply, Inc.*........     41,800     1,029,325
  Health Management
    Associates, Inc.
    Class A..............     21,812       700,711
                                      ------------
                                         5,585,848
                                      ------------
INDUSTRIAL ENGINEERING/
  CONSTRUCTION -- 0.1%
  Greenwich Air Services,
    Inc.*................      8,300       170,150

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

INDUSTRIAL ENGINEERING/
  CONSTRUCTION
  (CONTINUED)
  Insituform
    Technologies, Inc.
    Class A*.............     27,000  $    378,000
                                      ------------
                                           548,150
                                      ------------
LODGING -- 0.6%
  Doubletree Corp.*......     14,300       318,175
  John Q. Hammons Hotels,
    Inc.*................     19,900       256,212
  Prime Hospitality
    Corp.*...............    187,500     1,921,875
  Studio Plus Hotels,
    Inc.*................     26,500       609,500
                                      ------------
                                         3,105,762
                                      ------------
MACHINERY/EQUIPMENT
  -- 2.2%
  AG Associates, Inc.*...     19,100       487,050
  Agco Corp..............     25,950     1,180,725
  Brooks Automation,
    Inc.*................     25,100       539,650
  Computational Systems,
    Inc.*................     20,000       325,000
  Digitran Systems,
    Inc.*................     14,500        14,500
  Duriron Company,
    Inc..................     21,900       640,575
  Gasonics International
    Corp.*...............     47,900     1,784,275
  Greenfield Industries,
    Inc..................     57,900     1,780,425
  Helix Technology
    Corp.................     31,500     1,456,875
  IMO Industries,
    Inc.*................     40,200       371,850
  Plasma & Materials
    Technologies,
    Inc.*................     15,000       264,375
  Trimas Corp............     28,600       593,450
  Watkins-Johnson Co.....     30,600     1,675,350
  Zebra Technologies
    Corp. Class A*.......     15,200       809,400
                                      ------------
                                        11,923,500
                                      ------------
MANAGED HEALTHCARE/
  HMO'S/PPO'S -- 0.6%
  Apogee, Inc.*..........     39,900       728,175
  CRA Managed Care,
    Inc.*................     19,100       413,037

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

MANAGED HEALTHCARE/
  HMO'S/PPO'S (CONTINUED)
  Inphynet Medical
    Management, Inc.*....     19,100  $    358,125
  Medcath, Inc.*.........     18,200       336,700
  OccuSystems, Inc.*.....     26,600       551,950
  Orthodontic Centers of
    America, Inc.*.......     19,600       632,100
  Sierra Health Services,
    Inc.*................     10,000       250,000
                                      ------------
                                         3,270,087
                                      ------------
MEDICAL SPECIALTIES --
  0.2%
  Endosonics Corp.*......      8,100       107,325
  Express Scripts, Inc.
    Class A*.............     21,600       950,400
                                      ------------
                                         1,057,725
                                      ------------
MEDICAL SUPPLIES -- 5.6%
  Amsco International,
    Inc.*................     71,600     1,423,050
  AVECOR Cardiovascular,
    Inc.*................     19,100       267,400
  Benson Eyecare
    Corp.*...............     80,000       790,000
  Conmed Corp............      6,800       222,700
  Daig Corp.*............     14,500       351,625
  Diagnostic Products
    Corp.................     11,100       427,350
  Hologic, Inc.*.........     30,000       690,000
  Instent, Inc.*.........     20,000       325,000
  Invacare Corp..........     47,500     2,280,000
  Keravision, Inc.*......     40,000       435,000
  Lunar Corp.*...........      8,000       266,000
  Medisense, Inc.*.......     33,100       798,537
  Metra Biosystems,
    Inc.*................     34,000       663,000
  Nellcor, Inc.*.........     90,700     4,478,312
  Omnicare, Inc..........    106,200     4,141,800
  Orthofix International
    N.V..................     28,600       443,300
  Osteotech, Inc.*.......     10,000        82,500
  Ostex International,
    Inc.*................     20,000       447,500
  Research Industries
    Corp.*...............      9,000       262,125

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

MEDICAL SUPPLIES
  (CONTINUED)
  ResMed, Inc.*..........     29,400  $    521,850
  Serologicals Corp.*....     10,000       155,000
  Steris Corp.*..........    146,200     6,158,675
  Target Therapeutics,
    Inc.*................     49,600     3,472,000
  Uromed Corp.*..........     15,000       150,000
  Ventritex, Inc.*.......     15,000       322,500
  Vital Signs, Inc.......     19,000       394,250
                                      ------------
                                        29,969,474
                                      ------------
MEDICAL/NURSING/HEALTH
  SERVICES -- 3.4%
  ABR Information
    Services, Inc.*......     10,950       276,487
  American Homepatient,
    Inc.*................     23,900       609,450
  American Oncology
    Resources, Inc.*.....     46,900     2,016,700
  EmCare Holdings,
    Inc.*................     20,300       449,138
  Genesis Health
    Ventures, Inc.*......     88,700     3,171,025
  Mariner Health Group,
    Inc.*................    143,300     2,024,112
  Pacific Physician
    Services, Inc........     40,000       690,000
  Pediatric Services of
    America, Inc.*.......     15,100       290,675
  Phycor, Inc.*..........    155,575     5,328,444
  Renal Treatment
    Centers, Inc.*.......     45,100     1,668,700
  Rotech Medical
    Corp.*...............     77,700     1,932,788
                                      ------------
                                        18,457,519
                                      ------------
METALS -- 0.5%
  Agnico-Eagle Mines,
    Inc..................     60,200       835,275
  Commonwealth Aluminum
    Corp.................    100,000     1,750,000

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

METALS (CONTINUED)
  UNR Industries, Inc....     39,900  $    344,137
                                      ------------
                                         2,929,412
                                      ------------
MULTI-LINE INSURERS
  -- 0.1%
  Penncorp Financial
    Group, Inc...........     29,100       694,762
                                      ------------
OIL/GAS PRODUCTION
  -- 1.0%
  Barrett Resources
    Corp.*...............     45,900     1,032,750
  Benton Oil & Gas
    Co.*.................     66,600       740,925
  Brown (Tom), Inc.*.....     58,700       799,787
  Global Natural
    Resources, Inc.*.....     48,800       481,900
  Nuevo Energy Co.*......     10,000       225,000
  Phoenix Resource
    Companies, Inc.......      9,500       368,125
  Pogo Producing Co......     26,000       591,500
  Vintage Petroleum,
    Inc..................     51,500     1,081,500
                                      ------------
                                         5,321,487
                                      ------------
OILFIELD
  SERVICES/EQUIPMENT --
  1.7%
  BJ Services Co.*.......    110,400     2,787,600
  Camco International,
    Inc..................     29,700       727,650
  Energy Ventures,
    Inc.*................     15,000       348,750
  Marine Drilling Co.,
    Inc..................     38,000       161,500
  Pool Energy Services
    Co.*.................     10,200        89,250
  Pride Petroleum
    Services, Inc.*......     50,000       500,000
  Smith International,
    Inc..................     63,100     1,096,362
  Varco International,
    Inc.*................     94,700       958,838
  Weatherford
    International,
    Inc.*................    171,000     2,223,000
                                      ------------
                                         8,892,950
                                      ------------
OTHER COMMERCIAL/
  INDUSTRIAL SERVICES
  -- 0.8%
  Copart, Inc.*..........     21,100       480,025

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

OTHER COMMERCIAL/
  INDUSTRIAL SERVICES
  (CONTINUED)
  G&K Services, Inc.
    Class A..............     16,450  $    382,462
  HighwayMaster
    Communications,
    Inc.*................     15,000       195,000
  National Education
    Corp.*...............     40,000       320,000
  National Wireless
    Holdings, Inc.*......      9,500       123,500
  Robert Half
    International,
    Inc.*................     34,500     1,177,313
  Romac International,
    Inc.*................     20,000       340,000
  U.S. Delivery Systems,
    Inc.*................     39,500     1,135,625
                                      ------------
                                         4,153,925
                                      ------------
OTHER CONSUMER DURABLES
  -- 0.2%
  China Yuchai
    International LTD....     14,000       171,500
  Sola International,
    Inc.*................     30,000       663,750
                                      ------------
                                           835,250
                                      ------------
OTHER CONSUMER NON-
  DURABLES -- 0.3%
  Blyth Industries,
    Inc.*................     27,000     1,262,250
  USA Detergents,
    Inc.*................     29,000       601,750
                                      ------------
                                         1,864,000
                                      ------------
OTHER CONSUMER SERVICES
  -- 0.6%
  Apollo Group, Inc.
    Class A*.............     14,799       388,474
  Arch Communications
    Group, Inc.*.........     49,000     1,286,250
  Equity Corp.
    International*.......     10,000       247,500
  Norrell Corp...........     21,900       711,750
  Staff Builders,
    Inc.*................     63,400       324,925

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

OTHER CONSUMER SERVICES
  (CONTINUED)
  U.S. Order, Inc.*......     28,800  $    532,800
                                      ------------
                                         3,491,699
                                      ------------
OTHER ENERGY -- 0.2%
  Trigen Energy, Inc.....     46,500     1,028,812
                                      ------------
OTHER FINANCIAL SERVICES
  -- 0.1%
  WFS Financial, Inc.*...     30,000       682,500
                                      ------------
OTHER HEALTH TECHNOLOGY/
  SERVICES -- 0.4%
  C.I.S. Technologies,
    Inc.*................     60,000       232,500
  Horizon Mental Health
    Management, Inc.*....     15,600       237,900
  Physician Reliance
    Network, Inc.*.......     20,700       765,900
  RTW, Inc.*.............     34,000       943,500
  Summit Medical Systems,
    Inc..................     15,900       238,500
                                      ------------
                                         2,418,300
                                      ------------
OTHER INSURANCE SERVICES
  -- 0.1%
  Fidelity National
    Financial, Inc.......     22,600       322,050
  First American
    Financial Corp.......     11,400       275,025
                                      ------------
                                           597,075
                                      ------------
OTHER PRODUCERS/
  MANUFACTURING -- 1.2%
  Blount, Inc. Class A...     12,600       600,075
  BMC Industries, Inc....     39,800     1,537,275
  Lydall, Inc.*..........     18,700       465,163
  Nu-Kote Holding, Inc.
    Class A*.............     79,400     1,726,950
  Simula, Inc.*..........     49,650     1,247,456
  Wolverine Tube,
    Inc.*................     19,100       723,413
                                      ------------
                                         6,300,332
                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

OTHER RETAIL TRADE
  -- 0.2%
  Corporate Express,
    Inc..................     19,350  $    471,656
                                      ------------
OTHER TECHNOLOGY -- 1.2%
  Henry (Jack) &
    Associates...........     20,000       405,000
  Hutchinson Technology,
    Inc.*................     40,000     2,490,000
  Renaissance Solutions,
    Inc.*................     23,100       563,063
  Technology Solutions
    Company*.............     30,000       540,000
  Vicor Corp.*...........     67,000     1,620,563
  3D Systems Corp.*......     46,900       785,575
                                      ------------
                                         6,404,201
                                      ------------
PRINTING/FORMS -- 0.7%
  Consolidated Graphics,
    Inc.*................     60,300     1,296,450
  Devon Group, Inc.*.....      9,500       410,875
  Scientific Games
    Holding Corp.*.......     55,000     2,055,625
                                      ------------
                                         3,762,950
                                      ------------
PROPERTY-CASUALTY
  INSURERS -- 0.3%
  Allied Group, Inc......     18,000       589,500
  Foremost Corp. of
    America..............      5,900       261,075
  Vesta Insurance Group,
    Inc..................     21,400       829,250
                                      ------------
                                         1,679,825
                                      ------------
REAL ESTATE
  BROKERS/SERVICES --
  0.2%
  Amresco, Inc...........     53,000       689,000
  NHP, Inc.*.............     25,000       346,875
  Redwood Trust, Inc.....     14,000       281,750
                                      ------------
                                         1,317,625
                                      ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

RECREATIONAL PRODUCTS
  -- 0.2%
  Ride, Inc.*............     30,000  $    630,000
  Toro Co................     14,800       466,200
                                      ------------
                                      1,096,200...
                                      ------------
REAL ESTATES INVESTMENT
  TRUSTS -- 1.2%
  Beacon Properties
    Corp.................     15,500       331,313
  CWM Mortgage Holdings,
    Inc..................    140,500     1,896,750
  Equity Inns, Inc.......     30,700       360,725
  FelCor Suite Hotels,
    Inc..................     19,100       573,000
  Macerich Co. (The).....     31,500       669,375
  Mid-America Apartment
    Communities, Inc.....     13,400       331,650
  Oasis Residential,
    Inc..................     20,200       454,500
  Shurgard Storage
    Centers, Inc. Class
    A....................     25,100       624,363
  Storage USA, Inc.......     24,300       750,263
  Sunstone Hotel
    Investors, Inc.*.....     20,000       192,500
  Weeks Corp.............     19,900       480,088
                                      ------------
                                         6,664,527
                                      ------------
RESTAURANTS -- 1.6%
  Apple South, Inc.......    138,400     3,148,600
  Applebee's
    International,
    Inc..................     99,400     2,708,650
  CKE Restaurants,
    Inc..................     42,100       547,300
  Daka International,
    Inc.*................     23,000       753,250
  Longhorn Steaks,
    Inc.*................     13,500       239,625
  O'Charleys, Inc.*......     35,170       527,550
  Papa John's
    International,
    Inc.*................     12,200       549,000
                                      ------------
                                         8,473,975
                                      ------------
RETAIL/FOOD DISTRIBUTION
  -- 0.4%
  Richfood Holdings,
    Inc..................     95,700     2,410,444
                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SAVINGS & LOAN
  ASSOCIATIONS -- 0.3%
  Commercial Federal
    Corp.*...............     43,000  $  1,537,250
                                      ------------
SEMICONDUCTORS/ELECTRONIC
  COMPONENTS -- 11.5%
  Adflex Solutions,
    Inc.*................     15,000       335,625
  ALANTEC Corp.*.........     45,500     1,444,625
  ANADIGICS, Inc.*.......     20,000       555,000
  Burr-Brown Corp.*......     41,700     1,553,325
  Chips & Technologies,
    Inc.*................    120,900     1,632,150
  C.P. Clare Corp.*......      5,700       145,350
  Dallas Semiconductor
    Corp.................     20,000       410,000
  Electro Scientific
    Industries, Inc......     28,400       990,450
  Electroglas, Inc.......     47,200     3,215,500
  Emerson Radio Corp.*...     70,200       210,600
  Epic Design Technology,
    Inc.*................     43,700     2,119,450
  Exar Corp.*............     93,600     3,346,200
  Flextronics
    International, LTD...     61,100     1,573,325
  Hadco Corp.*...........     37,100     1,010,975
  Information Storage
    Devices, Inc.*.......     35,000       791,875
  Interlink Electronics,
    Inc.*................     13,200       143,550
  International Rectifier
    Corp.*...............     35,800     1,440,950
  Kemet Corp.*...........    108,800     3,726,400
  Kent Electronics
    Corp.*...............     15,000       658,125
  Level One
    Communications,
    Inc.*................     49,100     1,153,850
  Marshall Industries*...     38,100     1,438,275
  Merix Corp.*...........     37,600     1,203,200
  Oak Technology,
    Inc.*................     73,300     3,078,600
  Orbit Semiconductor,
    Inc.*................     19,500       370,500

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC
  COMPONENTS (CONTINUED)
  Pioneer Standard
    Electronics, Inc.....    157,675  $  2,759,313
  Quality Semiconductor,
    Inc.*................     26,500       430,625
  Sanmina Corp.*.........     40,000     1,910,000
  SDL, Inc.*.............     58,000     1,638,500
  Semitool, Inc.*........     38,500       962,500
  Sierra Semiconductor
    Corp.*...............     85,900     4,219,838
  Silicon Valley Group,
    Inc.*................     87,100     3,364,238
  Symmetricom, Inc.*.....     87,400     1,966,500
  S3, Inc.*..............     82,800     2,887,650
  Tower Semiconductor
    LTD..................     67,700     2,200,250
  Trident Microsystems,
    Inc.*................     42,800       930,900
  Triquint Semiconductor,
    Inc.*................     46,200     1,056,825
  Ultratech Stepper,
    Inc.*................     80,400     3,396,900
  Wyle Electronics,
    Inc..................     40,000     1,795,000
                                      ------------
                                        62,066,939
                                      ------------
SOAPS/COSMETICS -- 0.0%
  Guest Supply, Inc.*....      1,300        40,138
                                      ------------
SOFTWARE -- 10.4%
  Activision, Inc.*......     80,000     1,270,000
  Applix, Inc.*..........     41,100       904,200
  ArcSys, Inc.*..........     61,400     2,532,750
  Artisoft Inc...........     40,000       425,000
  Astea International,
    Inc.*................     25,000       500,000
  Atria Software,
    Inc.*................     45,200     1,322,100
  Business Objects SA
    Sponsored ADR
    (France)*............     54,500     2,323,063
  CBT Group PLC
    Sponsored ADR
    (Ireland)*...........     40,800     1,948,200
  Cognos, Inc.*..........     83,000     2,842,750

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SOFTWARE (CONTINUED)
  Computron Software,
    Inc.*................      5,000  $     86,250
  Continuum, Inc.*.......     19,600       752,150
  Control Data Systems,
    Inc.*................     47,400       574,725
  Datastream Systems,
    Inc.*................      5,800       131,950
  Dendrite International,
    Inc.*................      5,500        83,875
  Edmark Corp............     10,000       481,250
  Fulcrum Technologies,
    Inc.*................     16,000       374,000
  HCIA, Inc.*............     20,000       515,000
  HNC Software, Inc.*....     40,800     1,071,000
  Hummingbird
    Communications
    LTD.*................     30,000     1,117,500
  Hyperion Software
    Corp.*...............     22,400     1,271,200
  Ikos Systems, Inc.*....      3,600        42,750
  Inference Corp.*.......      4,000        60,000
  Integrated Silicon
    Systems*.............     20,500       615,000
  Integrated Systems,
    Inc.*................     19,100       749,675
  Intersolv*.............     91,500     1,841,438
  Maxis, Inc.*...........     16,500       726,000
  McAfee Associates,
    Inc.*................     28,600     1,472,900
  MDL Information
    Systems, Inc.*.......     19,100       355,738
  Medic Computer Systems,
    Inc.*................     19,100       969,325
  Mercury Interactive
    Corp.*...............     40,000     1,110,000
  National Instruments
    Corp.*...............     24,000       486,000
  NETCOM On-Line
    Communication
    Services, Inc.*......     44,000     1,936,000
  Novadigm, Inc.*........     40,000       675,000
  On Technology Corp.*...      7,000       120,750

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

SOFTWARE (CONTINUED)
  Open Environment
    Corp.*...............     36,600  $    640,500
  Perceptron, Inc.*......     23,800       571,200
  Performance Systems
    International,
    Inc.*................     99,700     2,143,550
  Platinum Technology,
    Inc.*................    149,263     3,059,892
  Premenos Technology
    Corp.*...............     10,000       325,000
  PRI Automation,
    Inc.*................     59,700     2,447,700
  Pure Software, Inc.*...      5,000       178,750
  Quarterdeck Corp.*.....     83,700     1,621,688
  Rainbow Technologies,
    Inc.*................     36,300       716,925
  Seer Technologies,
    Inc.*................      5,000        75,625
  Shiva Corp.*...........      5,800       355,250
  Sierra On-Line, Inc....     77,700     3,049,725
  Smith Mico Software,
    Inc.*................      8,000        79,000
  Software Artistry,
    Inc.*................     40,000       760,000
  Stac Electronics*......     98,000       918,750
  Sterling Software,
    Inc.*................     59,900     2,725,450
  Structural Dynamics
    Research*............     96,000     1,782,000
  Syncronys Softcorp.....     20,000       270,000
  Systemsoft Corp.*......     19,100       293,663
  Unison Software,
    Inc.*................      5,000        75,000
  USDATA Corp.*..........      5,000       122,500
  Videoserver, Inc.*.....     40,000     1,410,000
  Wind River Systems*....     27,100       636,850
                                      ------------
                                      55,946,557..
                                      ------------
SPECIALTY CHAINS -- 1.3%
  Compusa, Inc.*.........     83,700     3,599,100
  Friedman's Inc. Class
    A*...................     15,900       345,825
  Just for Feet, Inc.*...     40,800     1,254,600
  Men's Warehouse,
    Inc.*................     31,800     1,144,800
  Petco Animal Supplies,
    Inc.*................     17,100       444,600

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SPECIALTY CHAINS
  (CONTINUED)
  Regis Corp.............     14,500  $    311,750
  West Marine, Inc.*.....      1,600        51,200
                                      ------------
                                         7,151,875
                                      ------------
SPECIALTY INSURERS --
  0.0%
  United Dental Care,
    Inc.*................      5,000       150,000
                                      ------------
TELECOMMUNICATIONS
  EQUIPMENT -- 5.4%
  ACT Networks, Inc.*....     61,100       656,825
  Aspect
    Telecommunications
    Corp.*...............    195,000     5,265,000
  Bolt, Beranek & Newman,
    Inc.*................    116,100     4,339,238
  Brightpoint, Inc.*.....     42,625       716,633
  BroadBand Technologies,
    Inc.*................     23,800       511,700
  Cable Design
    Technologies*........     19,000       570,000
  California Amplifier,
    Inc.*................     20,000       417,500
  Coherent Communications
    Systems, Inc.*.......     20,000       550,000
  Comversa Technology,
    Inc..................    100,000     2,175,000
  Digital Link Corp.*....     59,800     1,539,850
  DSP Communications,
    Inc.*................     60,300     1,989,900
  Eicon Technology
    Corp.*...............     15,000       121,400
  Harmonic Lightwaves,
    Inc.*................     26,600       478,800
  Inter-Tel, Inc.*.......     35,700       629,213
  P Com, Inc.*...........     30,000     1,342,500
  Pairgain Technologies,
    Inc.*................      8,000       276,000

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

TELECOMMUNICATIONS
  EQUIPMENT (CONTINUED)
  Picturetel Corp.*......     68,200  $  3,086,050
  ProNet, Inc.*..........      9,500       276,688
  Spectrian Corp.........     58,600     1,999,725
  Tekelec*...............     22,900       515,250
  Teltrend, Inc.*........     35,200     1,161,600
  Tessco Technologies,
    Inc..................     27,800       722,800
                                      ------------
                                        29,341,672
                                      ------------
TELEPHONE -- 0.5%
  A-Plus Communications,
    Inc.*................     10,000       152,500
  Commnet Cellular,
    Inc.*................     64,500     1,870,500
  Intermedia
    Communications of
    Florida, Inc.*.......     30,000       457,500
  Metrocall, Inc.*.......     15,000       416,250
                                      ------------
                                         2,896,750
                                      ------------
TOBACCO PRODUCTS -- 0.4%
  Mafco Consolidated
    Group, Inc.*.........     83,800     2,157,850
                                      ------------
WHOLESALE DISTRIBUTION
  -- 0.3%
  Daisytek International
    Corp.*...............      2,200        72,325
  GEAC Computer Corp.
    LTD*.................     41,200       567,240
  U.S. Office Products
    Co.*.................     47,400       716,925
                                      ------------
                                         1,356,490
                                      ------------
TOTAL COMMON STOCKS -- 93.5%
  (Cost $381,249,292)...............   503,363,454
                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                         PRINCIPAL
                                          AMOUNT          VALUE

---------------------------------------------------------
COMMERCIAL PAPER -- 3.1%
----------------------------------------------

  Household Finance
    Co. 6.500%,
    10/02/95.........  $11,842,000  $ 11,837,723
  J.P. Morgan & Co.
    6.500%,
    10/02/95.........    4,924,000     4,922,222
                                    ------------
TOTAL COMMERCIAL PAPER
  (Cost $16,759,945)..............    16,759,945
                                    ------------

                                         PRINCIPAL
                                          AMOUNT          VALUE

---------------------------------------------------------

REPURCHASE AGREEMENT -- 1.7%
------------------------------------------------
  J.P. Morgan & Co.,
    Inc. $9,398,000
    at 6.200%
    (Agreement dated
    09/29/95; to be
    repurchased at
    $9,402,856 on
    10/02/95;
    collateralized by
    $7,453,000 U.S.
    Treasury Notes,
    10.000% due
    05/15/10) (Value
    $9,865,400) (Cost
    $9,398,000)......  $ 9,398,000  $  9,398,000
                                    ------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $407,407,237).............   529,521,399
OTHER ASSETS LESS LIABILITIES --
  1.7%............................     9,012,006
                                    ------------
NET ASSETS -- 100.0%..............  $538,533,405
                                    ------------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  REVIEW AND OUTLOOK: The Core Growth Portfolio delivered strong returns to investors through spring and summer. Our holdings in technology, telecommunications, health care and health services helped lift the Portfolio's return well ahead of the Standard & Poor's indexes for large and mid-sized companies. Our choice of equities within the mid-cap class, which currently constitute the bulk of the Portfolio's holdings, helped us achieve this superior performance. On average, mid-sized companies' stocks, as measured by the Standard & Poor's 400 Index, outperformed large companies' stocks, as measured by the Standard & Poor's 500 Index, by 19.3% to 18.3% from April through September.

  The Portfolio's performance was tied to our investing style, which emphasizes growth. Our investment process involves a continuous company-by-company search for the market's best investment opportunities. We look for solid, sustainable earnings growth combined with favorable valuations and market recognition of a company's success. This led us to such standout holdings during the period as:
Glenayre Technologies, Inc., which experienced strong order growth for its wireless telecommunications equipment; sportswear and footwear maker Nike, which boosted sales and grabbed market share at the expense of rival Reebok; and Medtronic, Inc., a leading developer and manufacturer of medical devices for cardiovascular treatments. Medtronic stock soared during the period as the company continued to expand its business from pacemakers into a full line of heart products.

  We believe medium-sized companies continue to offer some compelling advantages over other investment classes. They are small enough to be flexible, allowing them to anticipate and react to changes in the business environment. Yet they are large enough to have the financial resources necessary to weather tight economic times. We remain optimistic about their prospects for providing solid returns in the near term as well as the long term.

                            REPRESENTATIVE HOLDINGS:

                          Glenayre Technologies, Inc.
                                 Ceridian Corp.
                            CUC International, Inc.
                                   Nike, Inc.
                                  Amgen, Inc.
                               Loewen Group, Inc.
                                Medtronic, Inc.
                                SunAmerica, Inc.
                                   HFS, Inc.
                           Green Tree Financial Corp.

--------------------------------------------------------------------------------

A CONVERSATION WITH JACK MARSHALL
-------------------------------------------------------------------

                      Jack Marshall
     [PHOTO]          Portfolio Manager
                      Core Growth Portfolio

Q. JACK, MID-SIZED COMPANIES' STOCKS IN GENERAL
AND THE NICHOLAS-APPLEGATE CORE GROWTH PORTFOLIO IN PARTICULAR SET A BLISTERING PACE FROM APRIL THROUGH SEPTEMBER. WHAT CONTRIBUTED TO THE SHARP RISE OF THE MID-CAP STOCKS AND OF THE CORE GROWTH PORTFOLIO?

A. First of all, we define mid-cap as companies with market capitalizations, or total stock value, of between $500 million and $5 billion. That comprises roughly 1,500 hundred companies out there. Our portfolio typically has about 75-80% of its holdings in companies in this market niche. Within this area, the average company is growing its earnings at about 25% to 30%. This is quite a bit higher than the 14% growth rate for the large-cap companies of the Standard & Poor's 500 Index.

There are a number of reasons why mid-cap stocks have appreciated lately. We've had a reversal of the economic trends that we faced in 1994 and even in the early part of this year. The economy is now slower, showing more stable growth. This has a positive effect for good, strong, growing companies. Interest rates have come down and have been level recently. This is also favorable for high-growth companies as the ratio of stock prices to earnings tends to expand in this environment. Finally, the Federal Reserve Bank has been leaning toward further easing of interest rates, which is keeping investors focused on stronger growing companies with visible earnings trends. The companies that benefit from these changing conditions are the types of companies we seek out.

Q. WHAT DISTINGUISHES NICHOLAS-APPLEGATE'S
PORTFOLIO MANAGEMENT STYLE FROM THAT OF OTHER MID-CAP MANAGERS?

A. We are a growth-style manager looking for change at the margin. That means we want to identify companies that are growing by doing something new, by changing with the times. The really good companies are changing ahead of the times and we strive very hard to find these companies. We look for the winners, companies with new products, new processes or new strategies to gain market share. Our growth style of investing showed strongly through spring and summer.

Q. WHERE DO YOU SEE THE BEST OPPORTUNITIES IN
THIS MARKET?

A. We're focused on some sectors of the market where there are strong long-term trends. There are three in particular I'd like to mention, one being the telecommunications area. We are really benefiting from all the cable companies, the long distance companies, the regional Bell operators competing against each other. We have invested in a lot of companies that supply components to these companies and are benefiting significantly. A second sector would be the biotechnology area, as the FDA has become much more aggressive in getting new drugs out into the marketplace. We've invested in some companies that are benefiting from that trend. And then, finally, there is the specialty retail area. For example, we've invested in Staples, a rapidly growing office-supply store.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Q. IS YOUR INVESTMENT STYLE ONE THAT ATTEMPTS TO
CASH IN ON THE MOMENTUM OF RAPIDLY RISING STOCKS?

A. We want to see that the market is beginning to recognize a stock's potential before we invest in it and that means rising stock prices. But we are not momentum players in the sense that people on Wall Street use that term. For us, market recognition is just one of four fundamental factors we weigh in determining whether to buy a stock. First and foremost, we want to identify companies that are using change to their advantage. Second, we want to see the results of positive, sustainable change reflected in the companies' earnings or projected earnings. Next, we want to see good value for our investment dollar and then, finally, we want to see market recognition. We use this market-recognition test only to make sure that we don't show up at the party too early. Because by the time we get to the market recognition test, we have already researched the company through our bottom-up stock analysis and we know that there's a reason for the party to take place.

Q. WHAT ARE SOME EXAMPLES OF STOCKS YOU'VE
RECENTLY BOUGHT AND SOLD AND SOME OF THE REASONS BEHIND YOUR DECISIONS?

A. We recently purchased America Online, a company that provides access to the Internet and other on-line sources of information for personal computer operators. The company continues to add subscribers to its service at a very healthy pace and it is improving margins and earnings. In August, we bought Biogen, a company that develops pharmaceuticals. Biogen has an impressive pipeline of products to fight various forms of cancer and should be the beneficiary of federal regulators' efforts to streamline the approval process. Among computer-chip makers, we bought Intel shares and we sold our position in Integrated Devices. Intel is the world's leading designer and manufacturer of microprocessors, the computer chips that act as the engines of personal computers. We expect the company to benefit from strong Christmas sales of personal computers. Integrated Devices is one of many companies fighting for shares of the market for a special type of chip called an SRAM. We expect that the highly competitive market for SRAMs will serve to dampen returns for Integrated Devices, which had been a strong performer for the Portfolio. We also sold our position in Boston Chicken, a restaurant specializing in take-home meals. We believed the company's high operating expenses and aggressive expansion plans could erode earnings growth.

--------------------------------------------------------------------------------

CORE GROWTH QUALIFIED PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH QUALIFIED PORTFOLIO WITH THE S&P 500 INDEX

       ANNUALIZED TOTAL RETURN
           SINCE INCEPTION                      ONE YEAR TOTAL RETURN
        (06/30/94 -- 09/30/95)                  (10/01/94 -- 09/30/95)
                28.32%                                  30.58%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Core Growth Qualified Portfolio     S&P 500 Index
6/30/94                             250,000           250,000
9/94                                 261600            262228
12/94                                254600            262192
3/95                                 273200            287759
6/95                                 303400            315216
9/95                                 341600            340273

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the Core Growth Qualified Portfolio with the Standard & Poor's ("S&P") 500 Index from the commencement of operations of the Portfolio on June 30, 1994 to the end of the Trust's semi-annual period on September 30, 1995, on a cumulative basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been assumed by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance for any Index or for Nicholas-Applegate Mutual Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

CORE
GROWTH FUND                                  NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 90.1%
----------------------------------------------

AIRLINES -- 1.7%
  Comair Holdings,
    Inc................      120,000  $  3,180,000
  Southwest Airlines...      110,000     2,777,500
                                      ------------
                                         5,957,500
                                      ------------
APPAREL -- 1.6%
  Nike, Inc. Class B...       50,000     5,556,250
                                      ------------
BIOTECHNOLOGY -- 2.9%
  Amgen, Inc.*.........      106,500     5,311,687
  Biogen, Inc.*........       80,000     4,800,000
                                      ------------
                                        10,111,687
                                      ------------
BROADCASTING -- 5.3%
  British Sky
    Broadcasting
    Sponsored ADR
    (United Kingdom)...      135,000     4,876,875
  Infinity Broadcasting
    Corp. Class A*.....      179,400     5,875,350
  Sinclair Broadcast
    Group, Inc. Class
    A*.................      125,000     3,593,750
  Tele-Communications,
    Inc. Class A TCI
    Group*.............      164,400     2,887,275
  Tele-Communications,
    Inc. Class A
    Liberty Media
    Group*.............       41,100     1,099,425
                                      ------------
                                        18,332,675
                                      ------------
CHEMICALS -- 0.9%
  IMC Global, Inc......       50,900     3,225,788
                                      ------------
COMPUTERS/OFFICE AUTOMATION
  -- 7.0%
  Ceridian Corp........      147,000     6,523,125
  Cisco Systems,
    Inc.*..............       71,200     4,912,800
  Computer Sciences
    Corp.*.............       70,100     4,512,688
  Danka Business
    Systems PLC
    Sponsored ADR
    (Argentina)........      100,000     3,600,000

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

COMPUTERS/OFFICE AUTOMATION
  (CONTINUED)
  Read-Rite Corp.*.....      129,000  $  4,708,500
                                      ------------
                                        24,257,113
                                      ------------
DEPARTMENT/DISCOUNT
  STORES -- 2.3%
  Federated Department
    Stores, Inc.*......      140,000     3,972,500
  Kohls Corp.*.........       80,000     4,150,000
                                      ------------
                                         8,122,500
                                      ------------
DRUGS/PHARMACEUTICALS
  -- 3.9%
  Chiron Corp.*........       44,300     4,009,150
  Genzyme Corp. --
    General
    Division*..........       85,000     4,930,000
  Ivax Corp............      146,300     4,407,287
                                      ------------
                                        13,346,437
                                      ------------
ELECTRONIC DATA
  PROCESSING -- 2.2%
  First Financial
    Management Corp....       39,900     3,895,237
  Fiserv, Inc.*........      125,000     3,609,375
                                      ------------
                                         7,504,612
                                      ------------
ELECTRONICS/MUSIC
  CHAINS -- 1.0%
  Tandy Corp...........       58,600     3,559,950
                                      ------------
ENTERTAINMENT -- 1.4%
  Viacom, Inc. Class
    B*.................       95,000     4,726,250
                                      ------------
FINANCE COMPANIES
  -- 0.7%
  Green Tree Financial
    Corp...............       38,600     2,354,600
                                      ------------
FOOD CHAINS -- 1.5%
  Safeway, Inc.*.......      121,500     5,072,625
                                      ------------
GAMBLING -- 2.1%
  Gtech Holdings
    Corp.*.............      135,000     4,066,875

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

GAMBLING (CONTINUED)
  Mirage Resorts,
    Inc.*..............      100,000  $  3,287,500
                                      ------------
                                         7,354,375
                                      ------------
HOMEBUILDING -- 2.2%
  Centex Corp..........      125,000     3,625,000
  Pulte Corp...........      139,000     3,944,125
                                      ------------
                                         7,569,125
                                      ------------
HOSPITALS -- 0.6%
  Vencor, Inc.*........       60,750     1,944,000
                                      ------------
LODGING -- 1.7%
  HFS, Inc.*...........       61,400     3,215,825
  Host Marriott
    Corp.*.............      216,500     2,679,187
                                      ------------
                                         5,895,012
                                      ------------
MEDICAL SUPPLIES
  -- 2.6%
  Cordis Corp.*........       55,000     4,661,250
  Medtronic, Inc.......       82,400     4,429,000
                                      ------------
                                         9,090,250
                                      ------------
OIL/GAS PRODUCTION
  --2.5%
  Enron Oil & Gas
    Co.................      120,000     2,610,000
  Mitchell Energy &
    Development Class
    B..................      114,900     2,025,113
  Triton Energy
    Corp...............       80,000     3,870,000
                                      ------------
                                         8,505,113
                                      ------------
OILFIELD SERVICES/
  EQUIPMENT -- 1.7%
  Baker Hughes, Inc....      100,500     2,047,687
  Western Atlas,
    Inc.*..............       84,600     4,007,925
                                      ------------
                                         6,055,612
                                      ------------
OTHER COMMERCIAL/
  INDUSTRIAL SERVICES
  -- 4.5%
  CUC International,
    Inc.*..............      193,012     6,731,293

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

OTHER COMMERCIAL/
  INDUSTRIAL SERVICES
  (CONTINUED)
  Mobile
    Telecommunication
    Technologies
    Corp.*.............      147,100  $  4,541,713
  Paging Network,
    Inc.*..............       92,000     4,416,000
                                      ------------
                                        15,689,006
                                      ------------
OTHER CONSUMER SERVICES
  -- 1.3%
  Loewen Group, Inc....      108,000     4,455,000
                                      ------------
OTHER ENERGY -- 1.0%
  Tidewater, Inc.......      119,100     3,349,688
                                      ------------
OTHER FINANCIAL
  SERVICES -- 2.5%
  Equifax, Inc.........      110,000     4,606,250
  SunAmerica, Inc......       66,100     4,156,038
                                      ------------
                                         8,762,288
                                      ------------
PAPER -- 3.4%
  Boise Cascade
    Corp...............       85,600     3,456,100
  Bowater, Inc.........      102,300     4,769,737
  Champion
    International
    Corp...............       65,400     3,523,425
                                      ------------
                                        11,749,262
                                      ------------
PUBLISHING -- 1.0%
  News Corp. LTD
    Sponsored ADR
    (Australia)........      160,000     3,520,000
                                      ------------
RESTAURANTS -- 1.4%
  Lone Star Steakhouse
    & Saloon*..........      120,000     4,920,000
                                      ------------
SEMICONDUCTORS/ELECTRONIC
  COMPONENTS -- 7.6%
  Analog Devices,
    Inc.*..............      164,400     5,692,350
  Atmel Corp.*.........      162,000     5,467,500
  Intel Corp...........       65,000     3,908,125
  Maxim Integrated
    Products, Inc.*....      107,200     7,932,800

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CORE
GROWTH FUND                                  NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SEMICONDUCTORS/ELECTRONIC
  COMPONENTS
  (CONTINUED)
  Oak Technology,
    Inc................       80,000  $  3,360,000
                                      ------------
                                        26,360,775
                                      ------------
SOFTWARE -- 5.2%
  Autodesk, Inc........       50,200     2,196,250
  Cadence Design
    Systems, Inc.*.....      169,300     6,645,025
  Oracle Corp.*........       44,250     1,698,094
  Parametric Technology
    Corp.*.............       55,000     3,382,500
  Synopsys, Inc.*......      130,000     3,997,500
                                      ------------
                                        17,919,369
                                      ------------
SPECIALTY CHAINS
  -- 3.4%
  Borders Group,
    Inc.*..............      171,500     2,936,937
  Micro Warehouse,
    Inc.*..............       66,200     3,028,650
  Staples, Inc.*.......      202,500     5,720,625
                                      ------------
                                        11,686,212
                                      ------------
SPECIALTY INSURERS
  -- 2.3%
  MGIC Investment
    Corp...............       83,600     4,786,100
  PMI Group, Inc.......       70,000     3,316,250
                                      ------------
                                         8,102,350
                                      ------------
TELECOMMUNICATIONS
  EQUIPMENT -- 6.4%
  Allen Group, Inc.....       95,000     3,443,750
  DSC Communications
    Corp.*.............      110,300     6,535,275
  Glenayre
    Technologies,
    Inc.*..............       97,500     7,020,000
  Tellabs, Inc.*.......      123,000     5,181,375
                                      ------------
                                        22,180,400
                                      ------------
TELEPHONE -- 3.1%
  LCI International,
    Inc.*..............      110,000     4,317,500

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

TELEPHONE (CONTINUED)
  Vodafane Group PLC
    Sponsored ADR
    (United Kingdom)...       58,800  $  2,410,800
  WorldCom, Inc.*......      128,500     4,128,063
                                      ------------
                                        10,856,363
                                      ------------
WHOLESALE DISTRIBUTION
  -- 1.20%
  Alco Standard
    Corp...............       47,200     4,000,200
                                      ------------
TOTAL COMMON STOCKS
  (Cost $232,512,379)...............   312,092,387
                                      ------------
--------------------------------------------------
PREFERRED STOCK -- 2.2%
--------------------------------------------------
  Telecommunications
    Equipment Nokia
    Corp. Sponsored ADR
    (Finland)
    (Cost $4,041,910
    )..................      110,000     7,672,500
                                      ------------

                           PRINCIPAL
                              AMOUNT
--------------------------------------------------
COMMERCIAL PAPER -- 7.3%
--------------------------------------------------
  Household Finance
    Corp.
    6.500%, 10/02/95...  $17,349,000    17,342,735
  J. P. Morgan & Co.
    6.500%, 10/02/95...    7,722,000     7,719,212
                                      ------------
TOTAL COMMERCIAL PAPER
  (Cost $25,061,947)................    25,061,947
                                      ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $261,616,236)...............   344,826,834
OTHER ASSETS LESS LIABILITIES --
  0.4%..............................     1,549,037
                                      ------------
NET ASSETS -- 100.0%................  $346,375,871
                                      ------------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: The Income and Growth Portfolio, a convertible bond fund, earned strong returns from April through September. Performance of the Portfolio was propelled by solid advances in both the stock and the bond markets.

  The Portfolio seeks to tap the growth potential of small and mid-sized companies that have issued bonds or other securities that are convertible into common stocks. By investing in these securities, the Portfolio gains exposure to exciting, dynamic companies, earns income and seeks to reduce risk. For example, the Portfolio benefited during the period from its holdings in Chiron Corp. Convertible notes of this biotechnology company rose during the period on news of successful tests of the company's drug to treat ALS, or Lou Gehrig's disease. Convertible notes of MFS Communications also contributed to the Portfolio's advance as the telecommunications company continued to expand sales and stood to gain from further deregulation of the local telephone industry.

  With its growth emphasis, the Portfolio benefited from the strong performances of technology, health-care and biotechnology issues through spring and summer. The declining-to-stable interest rate environment, which began in November 1994, enhanced the Portfolio's return through September 1995.

  We continue to find and invest in attractive convertible securities, offering compelling mixes of growth potential and protection from market declines. We believe the Portfolio is well positioned to take advantage of the current slow economic growth environment.

                            REPRESENTATIVE HOLDINGS:

                                 Ceridian Corp.
                              OmniCom Group, Inc.
                               Healthsouth Corp.
                                 Motorola, Inc.
                            Genesis Health Ventures
                             American General Corp.
                           Aspect Telecommunications
                             Danka Business Systems
                                  Chiron Corp.
                            MFS Communications, Inc.

--------------------------------------------------------------------------------

A CONVERSATION WITH JOHN WYLIE
-------------------------------------------------------------------

                      John Wylie
     [PHOTO]          Portfolio Manager
                      Income and Growth Porfolio

Q. JOHN, THE INCOME AND GROWTH PORTFOLIO REALLY
CAME ON STRONG FROM APRIL THROUGH SEPTEMBER. WHAT WAS HAPPENING IN THE MARKETS FOR CONVERTIBLE SECURITIES DURING THE PERIOD? AND WHAT CAUSED THE PORTFOLIO TO OUTPERFOM THE MARKET?

A. One of the things we saw happening in equity markets was the reemergence of small-company stocks over large-company stocks. Since the convertible market is primarily one of small and mid-cap companies, this shift in market leadership was significant. Within the convertible-securities market, our Portfolio has a small-cap emphasis, and this helped it relative to other convertible funds. Our holdings in technology, health-care and financial services companies added performance.

Q. HOW DOES THE NICHOLAS-APPLEGATE INCOME AND
GROWTH PORTFOLIO'S INVESTMENT STYLE DIFFER FROM THAT OF OTHER MUTUAL FUNDS THAT INVEST IN CONVERTIBLE SECURITIES?

A. Our firm's tradition and experience investing in small and mid-sized companies gives us a real advantage. A lot of the other managers of convertible funds don't manage equity funds or if they do manage equity funds, they concentrate on larger companies. Our bottom-up approach to investing in convertibles looks at the fundamentals of the stock price of the companies. That differs from managers who invest in convertibles solely on the price of the convertible securities.

Q. THE BOND MARKET WAS CHOPPY DURING THE
PERIOD. DID THESE CONDITIONS CONTRIBUTE TO THE STRONG RETURNS FROM THE PORTFOLIO? WHAT IS YOUR OUTLOOK FOR BONDS IN THE NEAR FUTURE?

A. The period included spans where the bond market was rallying and where it wasn't. Bond prices fell and then rose again pretty quickly and we still had pretty good relative performance. We continue to expect moderate economic growth environment with modest inflation.

Q. HOW DO YOU DETERMINE WHICH SECTORS AND
INDUSTRIES TO INVEST IN?

A. We're bottom-up investors. We build portfolios on an individual, company-by-company basis. First we look at the fundamentals of the company and ask ourselves: "Is this a stock that Nicholas-Applegate would want to buy?" Then, we look at the security characteristics of the convertible and ask: "Does it provide the risk-reward profile we're looking for?" The sector and industry profiles of the Portfolio are really the result of all of our company-by-company decisions.

Q. DID THE PERIOD'S SPATE OF
MERGER-AND-ACQUISITION ACTIVITY AFFECT THE PERFORMANCE OF THE PORTFOLIO?

A. Yes, over the last nine months we have owned several securities that have been purchased or that are about to be purchased by other companies. One of them is First Financial Management, which is being acquired by First Data Corp. Another company that we own is Riverwood, whose majority owner is Manville Corp. It's widely known that Manville has Riverwood up for sale. This has been

--------------------------------------------------------------------------------

-------------------------------------------------------------------
positive for the stock prices of these companies. Although we don't seek out likely acquisition targets as an investment strategy, it has been profitable when others have recognized the positives we first saw in these companies.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES YOU
HAVE RECENTLY ADDED OR DELETED FROM THE PORTFOLIO?

A. We've purchased convertible securities of retailers
Staples and Federated Department Stores, and we sold our positions in Cemex and Mid America Apartments. To say Staples has been one of the most successful retailers this year is also to say it's been one of the only successful retailers this year. We like it because the company is extremely well run and is pursuing a very smart expansion plan in its office supplies business. Federated is benefiting from the consolidation of department-store retailing. It is growing through acquisitions, and it should reap the benefits that accrue from being the consolidator. The sale of the Cemex securities was really just a move to take profits. We bought the security at a depressed price and earned a good return from it. We wanted to devote the resources to other ideas. We sold Mid America Apartments because we believe the fundamentals of its apartment markets are deteriorating.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

INCOME &
GROWTH FUND                                NUMBER
                                          OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 8.2%
----------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS -- 5.8%
  Beacon Properties
    Corp...............      70,000  $  1,496,250
  Columbus Realty
    Trust..............      26,570       504,830
  Equity Inns, Inc.....      42,500       499,375
  Post Properties,
    Inc................      42,100     1,305,100
  Reckson Associates
    Realty Corp........      49,000     1,298,500
  Security Capital
    Industrial Trust...      31,798       516,717
  Weeks Corp...........      16,200       390,825
                                     ------------
                                        6,011,597
                                     ------------
TELECOMMUNICATIONS
  EQUIPMENT -- 2.4%
  Ericsson
    (L.M.)Telephone Co.
    Sponsored ADR
    (Sweden)...........     767,600     2,518,688
  MFS Communications
    Company, Inc.*.....       1,142        49,963
                                     ------------
                                        2,568,651
                                     ------------
TOTAL COMMON STOCKS
  (Cost $6,845,906)................     8,580,248
                                     ------------
-------------------------------------------------
CONVERTIBLE PREFERRED
 STOCKS -- 16.9%
-------------------------------------------------
CONTAINERS -- 1.6%
  James River Corp.,
    9.000%.............      53,700     1,637,850
                                     ------------
ELECTRONIC DATA
  PROCESSING -- 4.9%
  Ceridian Corp.,
    5.500%.............      24,010     2,328,970

                                           NUMBER
                                          OF SHARES       VALUE

---------------------------------------------------------

ELECTRONIC DATA
  PROCESSING
  (CONTINUED)
  General Motors Corp.,
    $3.250.............      43,575  $  2,826,928
                                     ------------
                                        5,155,898
                                     ------------
INVESTMENT COMPANIES --
  0.9%
  Merrill Lynch & Co.,
    Inc. (STRYPES),
    6.500%*............      16,800       919,800
                                     ------------
LIFE INSURERS -- 1.8%
  American General
    Finance Corp.,
    $3.000.............      33,900     1,872,975
                                     ------------
MULTI-LINE INSURERS
  -- 1.0%
  Allstate Corp.,
    6.760%.............      24,210     1,031,951
                                     ------------
OIL/GAS PRODUCTION
  -- 2.1%
  Occidental Petroleum
    Corp., $3.000......      37,390     2,201,336
                                     ------------
OTHER CONSUMER SERVICES
  -- 1.0%
  SCI Finance LLC,
    $3.125.............      15,660     1,094,243
                                     ------------
SEMICONDUCTORS/
  ELECTRONIC COMPONENTS
  -- 0.8%
  National
    Semiconductor
    Corp., $3.250......       8,290       829,000
                                     ------------
TELEPHONE -- 1.0%
  MFS Communications
    Company, Inc.,
    8.000%.............      26,200     1,090,575
                                     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           NUMBER
                                          OF SHARES       VALUE

---------------------------------------------------------
CONVERTIBLE PREFERRED
 STOCKS (Continued)
----------------------------------------------

WHOLESALE DISTRIBUTION
  -- 1.7%
  Alco Standard Corp.++
    Series AA, $2.375..       5,720  $    543,400
  Alco Standard Corp.
    Series BB,
    $5.040.............      14,360     1,209,830
                                     ------------
                                        1,753,230
                                     ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $14,740,717)...............    17,586,858
                                     ------------

                         PRINCIPAL
                           AMOUNT
-------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS -- 72.0%
-------------------------------------------------
ADVERTISING -- 2.2%
  Omnicom Group, Inc.++
    4.500%, 09/01/00...  $1,950,000     2,340,000
                                     ------------
AIR FREIGHT/SHIPPING
  -- 0.3%
  Air Express
    International Corp.
    6.000%, 01/15/03...     260,000       305,500
                                     ------------
AIRLINES -- 0.8%
  AMR Corp. 6.125%,
    11/01/24...........     510,000       521,475
  Delta Airlines
    3.230%, 06/15/03...     385,000       351,794
                                     ------------
                                          873,269
                                     ------------
ALCOHOLIC BEVERAGES
  -- 1.9%
  Grand Metropolitan
    PLC 6.500%,
    01/31/00...........   1,700,000     1,931,625
                                     ------------

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------

AUTOMOTIVE EQUIPMENT --
  1.3%
  Titan Wheel
    International, Inc.
    4.750%, 12/01/00...  $  940,000  $  1,334,800
                                     ------------
BROADCASTING -- 1.4%
  Comcast Corp.++
    3.375%, 09/09/05...   1,430,000     1,458,600
  Medusa Corp.
    6.000%, 11/15/03...   1,360,000     1,407,600
                                     ------------
                                        2,866,200
                                     ------------
COMPUTERS/OFFICE
  AUTOMATION -- 6.3%
  Danka Business
    Systems PLC+
    6.750%, 04/01/02...   1,000,000     1,380,000
  EMC Corp. 4.250%,
    01/01/01...........   1,720,000     1,896,300
  Silicon Graphics,
    Inc.+ 0.000%,
    11/02/13...........   2,315,000     1,389,000
  Synoptics
    Communications
    5.250%, 05/15/03...   1,780,000     1,877,900
                                     ------------
                                        6,543,200
                                     ------------
DEPARTMENT/DISCOUNT
  STORES -- 1.8%
  Proffitt's, Inc.
    4.750%, 11/01/03...     730,000       637,838
  Federated Department
    Stores 5.000%,
    10/01/03...........   1,230,000     1,289,962
                                     ------------
                                        1,927,800
                                     ------------
DRUGS/PHARMACEUTICALS
  -- 6.3%
  Cetus Corp. 5.250%,
    05/21/02...........     950,000       909,625
  Chiron Corp. 1.900%,
    11/17/00...........   1,430,000     1,294,150

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INCOME &
GROWTH FUND                               PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS (Continued)
----------------------------------------------

DRUGS/PHARMACEUTICALS
  (CONTINUED)
  Ivax Corp 6.500%,
    11/15/01...........  $1,260,000  $  1,433,250
  Roche Holdings, Inc.+
    0.00%, 04/20/10....   5,400,000     2,173,500
  Sandoz Capital
    2.000%, 10/06/02...     900,000       759,128
                                     ------------
                                        6,569,653
                                     ------------
ELECTRONIC DATA
  PROCESSING -- 2.6%
  First Financial
    Management Corp
    5.000%, 12/15/99...   1,790,000     2,680,525
                                     ------------
ELECTRONIC INSTRUMENTS
  -- 1.7%
  ADT Operations, Inc.
    0.00%, 07/06/10....   1,320,000       580,800
  Sanmina Corp.+
    5.500%, 08/15/02...   1,130,000     1,186,500
                                     ------------
                                        1,767,300
                                     ------------
ENVIRONMENTAL SERVICES
  -- 4.2%
  U.S. Filter Corp.
    5.000%, 10/15/00...   1,400,000     1,722,000
  U.S. Filter Corp.
    6.000%, 09/15/05...     850,000       940,313
  WMX Technologies,
    Inc. 2.000%,
    01/24/05...........   2,058,000     1,769,880
                                     ------------
                                        4,432,193
                                     ------------
HOSPITALS -- 3.5%
  Vencor, Inc. 6.000%,
    10/01/02...........     970,000     1,212,500

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------

HOSPITALS (CONTINUED)
  Healthsouth Corp.
    5.000%, 04/01/01...  $1,640,000  $  2,394,400
                                     ------------
                                        3,606,900
                                     ------------
MACHINERY/EQUIPMENT --
  3.1%
  Thermo Electron Corp.
    5.000%, 04/15/01...   2,080,000     3,187,600
                                     ------------
MEDICAL/NURSING/HEALTH
  SERVICES -- 1.8%
  Genesis Health
    Ventures, Inc.
    6.000%, 11/30/03...   1,220,000     1,851,350
                                     ------------
METALS -- 1.8%
  Inco LTD 5.750%,
    07/01/04...........   1,410,000     1,871,775
                                     ------------
OIL/GAS PRODUCTION
  -- 1.9%
  Noble Affiliates,
    Inc. 4.250%,
    11/01/03...........   2,060,000     1,969,875
                                     ------------
OTHER COMMERCIAL/
  INDUSTRIAL SERVICES
  -- 1.9%
  Olsten Corp. 4.875%,
    05/15/03...........   1,680,000     1,982,400
                                     ------------
OTHER PRODUCTION/
  MANUFACTURING
  -- 1.2%
  ALFA S.A. DE CNVT+
    8.000%, 09/15/00...   1,300,000     1,287,000
                                     ------------
OTHER RETAIL TRADE
  -- 0.6%
  Fisher Scientific
    International++
    4.750%, 03/01/03...     555,000       596,625
                                     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS (Continued)
----------------------------------------------

PAPER -- 2.2%
  Riverwood
    International Corp.
    6.750%, 09/15/03...  $1,360,000  $  1,785,000
  Sappi BVD Finance
    LTD+ 7.500%,
    08/01/02...........     510,000       532,312
                                     ------------
                                        2,317,312
                                     ------------
PIPELINES -- 2.5%
  SFP Pipeline
    Holdings, Inc.++
    11.160%, 08/15/10..   2,000,000     2,560,000
                                     ------------
PUBLISHING -- 0.1%
  Scholastic Corp.+
    5.000%, 08/15/05...     150,000       154,875
                                     ------------
REGIONAL BANKS
  -- 3.1%
  Fifth Third Bancorp
    4.250%, 01/15/98...   3,130,000     3,208,250
                                     ------------
RESTAURANTS -- 0.6%
  Boston Chicken, Inc.
    0.000%, 06/01/15...   2,460,000       645,750
                                     ------------
SEMICONDUCTORS/
  ELECTRONIC COMPONENTS
  -- 7.9%
  3Com Corp. 10.250%,
    11/01/01...........   1,150,000     1,834,250
  Altera Corp. 5.750%,
    06/15/02...........   1,320,000     1,861,200
  Integrated Device
    Technology 5.500%,
    06/01/02...........   1,805,000     2,008,062
  Emerson Radio 8.500%,
    08/15/02...........   1,000,000       970,000

                                          PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------

SEMICONDUCTORS/
  ELECTRONIC COMPONENTS
  (CONTINUED)
  National
    Semiconductor
    6.500%, 10/01/02...  $1,530,000  $  1,537,650
                                     ------------
                                        8,211,162
                                     ------------
SPECIALTY CHAINS
  -- 0.8%
  Staples Inc.+ 4.50%,
    10/01/00...........     800,000       836,000
                                     ------------
SOFTWARE -- 1.4%
  Sterling Software,
    Inc. 5.750%,
    02/01/03...........     570,000       931,950
  Spectrum Holobyte
    6.500%, 09/15/02...     550,000       552,750
                                     ------------
                                        1,484,700
                                     ------------
TELECOMMUNICATIONS
  EQUIPMENT -- 3.7%
  Aspect
    Telecommunications
    Corp.+ 5.000%,
    10/15/03...........   1,170,000     1,591,200
  Motorola, Inc.
    0.000%, 09/27/13...   2,475,000     2,252,250
                                     ------------
                                        3,843,450
                                     ------------
TELEPHONE -- 1.8%
  LDDS Communications,
    Inc. 5.000%,
    08/15/03...........   1,860,000     1,922,775
                                     ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $66,897,498)...............    75,107,864
                                     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INCOME &
GROWTH FUND                               PRINCIPAL
                                           AMOUNT         VALUE

---------------------------------------------------------
COMMERCIAL PAPER -- 3.4%
----------------------------------------------

  Melville Corp.
    6.650%, 10/02/95
    (Cost $3,557,685)..  $3,559,000  $  3,557,685
                                     ------------
TOTAL INVESTMENTS -- 100.5%
  (Cost $92,041,806)...............   104,834,655

                                                          VALUE

---------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.5%).................  $   (484,783)
                                     ------------
NET ASSETS -- 100.0%...............  $104,349,872
                                     ------------

------------
* Non-income producing security.
+ Rule 144A restricted security.
++ Variable rate security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  REVIEW AND OUTLOOK: The Balanced Growth Portfolio posted solid gains from April through September. Both stocks and bonds contributed positively to performance. The period was an especially good one for the stocks of smaller and mid-sized companies, and these classes of equities are well represented among the Portfolio's holdings. Technology issues provided the strongest performance among the Portfolio's equity holdings, but financial services and energy companies also made strong contributions. A bond market rally enhanced the return of the fixed-income portion of the Portfolio.

  At the end of September, the stock portion of the Portfolio was weighted 39% in technology, 25% in producers and manufacturing, 9% in financial services and 8% in energy. Some of the best performing companies in the stock portion of the Portfolio were Cirrus Logic, Olympic Financial and Reading & Bates. The shares of Cirrus Logic, a manufacturer of computer logic chips and related equipment, more than tripled in price during the period on the strengths of the company's new production capacity and its commanding share of an expanding high-technology market. Olympic Financial shares also more than tripled as the non-bank lender continued to expand its national dealer network and to grow its volume of new-car loans. Shares of Reading & Bates, a leading supplier of offshore oil equipment, rose nearly 50% as contracts firmed for the company's drilling equipment.

  Like the stock market, the 1995 bond market has shaped up as one of the best on record. Rising bond prices caused interest rates to fall to their lowest levels in more than a year and enhanced the returns of the Portfolio's fixed-income holdings. Although we adopted a somewhat conservative posture in our selection of bonds, the return for the bond portion of the Portfolio remained competitive.

  The rapid advance of stocks during this period was great news for investors. While we do not promise or expect returns of this magnitude every six months, we continue to identify and invest in the kinds of exciting, dynamic companies that make returns of this scale possible. Under our growth style, we seek companies that are using economic and social changes to their benefit and are growing earnings as a result. We believe current market conditions will continue to favor our growth-style of investing and we remain confident that over the long term, the Balanced Growth Portfolio's disciplined mix of growth stocks and high-quality U.S. government bonds offers an attractive way for investors to meet financial goals.

                            REPRESENTATIVE HOLDINGS

                                  Altera Corp.
                            Micron Technology, Inc.
                           Federal Paper Board, Inc.
                              Grand Casinos, Inc.
                                   IBP, Inc.
                             Olympic Financial Ltd.
                 Fed. Home Loan Mortgage Corp., 8.080%, 2/9/98
                      U.S. Treasury Bond, 9.125%, 5/15/18
                      U.S. Treasury Note, 6.125%, 7/31/96
                      U.S. Treasury Note, 6.500%, 9/30/96

--------------------------------------------------------------------------------

A CONVERSATION WITH LARRY SPEIDELL AND JOHN WYLIE
-------------------------------------------------------------------

                      Larry Speidell
     [PHOTO]          Portfolio Co-Manager
                      Balanced Growth Portfolio

                      John Wylie
     [PHOTO]          Portfolio Co-Manager
                      Balanced Growth Portfolio

Q. RETURNS FROM THE BALANCED GROWTH PORTFOLIO
WERE QUITE STRONG FROM APRIL THROUGH SEPTEMBER. WHAT WERE SOME OF THE MARKET CONDITIONS THAT PROPELLED THE PORTFOLIO'S STOCK AND BOND HOLDINGS?

JOHN: The factors behind the phenomenal returns of stocks and bonds this year are intertwined. First, the bond rally that started last fall continued through summer. Reduced fears of inflation really brought out domestic bond buyers in the period. Foreign governments also purchased relatively large amounts of U.S. government securities as they tried to boost the dollar relative to their currencies. Together, these demand-side forces sent bond prices up and brought interest rates down.

LARRY:While the higher bond prices helped the fixed-income side of the Portfolio, the resulting decline in interest rates helped the stocks side. Lower interest rates helped improve the earnings outlook for the small and mid-sized growth companies in the Portfolio. Higher earnings and higher earnings projections were quickly translated into higher stock prices in the advancing market. That explains why the market rose sharply during the period. The primary reason that the Portfolio's performance exceeded the market's is that we made good, informed security selections on both the stock and the bond sides of the Portfolio. This is our specialty as investment managers, and it paid off very well.

Q. THERE ARE A LOT OF STOCK CHOICES OUT THERE. HOW
DO YOU DECIDE WHICH SECTORS, INDUSTRIES AND INDIVIDUAL COMPANIES TO BUY FOR THE EQUITY PORTION?

LARRY:Well, the last part of that question is really the most important one because that's what we concentrate on -- individual companies. Our investment decisions are based on the fundamental strengths and weaknesses of individual companies. Our company-by-company investment decisions are what determine the sectors and industries that are represented in the Portfolio. We focus on the changes occurring within and around these companies and we believe that sets us apart from other investment managers. Our view is if you know what a company looks like today, you'll know whether it's a good company. But if you know how that company is changing, then you'll know whether it's a good investment.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

Q. WHAT DO YOU EXPECT OF INTEREST RATES AND THE
BOND MARKET INTO 1996?

JOHN: Even though consumer confidence has been high, there has been surprising weakness in consumer spending this year and that has contributed to the lack of inflationary pressures. We're expecting a moderately growing economy with modest inflationary pressure. We expect interest rates to remain low and to reward fixed-income investors through continued high bond prices.

Q. HOW HAS YOUR VIEW OF INTEREST RATES AFFECTED
THE NATURE OF THE PORTFOLIO'S BOND HOLDINGS?

JOHN: We extended the duration of the bond portion of the Portfolio in late September to reflect the moderate growth of the economy and the lack of inflationary pressures.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES YOU
HAVE RECENTLY BOUGHT OR SOLD FOR THE PORTFOLIO?

LARRY:We recently bought shares of investment banker Morgan Stanley and insurer Loews Corp. Earnings projections for Morgan Stanley have risen rapidly in recent weeks based on the strength of the company's global investing business. Loews has shown exceptionally strong cash flows of late and that is a fundamental strength that we believe translates into higher earnings and share prices. We recently sold shares of Ball Corp. The container company has seen its profit margins deteriorate due to rising aluminum prices. We lightened our positions in some semiconductor manufacturers without eliminating any of the companies from the Portfolio. We remain optimistic about these companies, which account for about 16% of the Portfolio's equity assets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

BALANCED
GROWTH FUND                                  NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 54.0%
----------------------------------------------

AGRICULTURE -- 0.4%
  Potash Corporation of
    Saskatchewan,
    Inc.................       1,600  $    99,600
                                      -----------
CHEMICALS -- 2.6%
  Cabot Corp............       2,400      127,500
  Cytec Industries,
    Inc.*...............       2,600      150,475
  Lyondell Petrochemical
    Co..................       7,500      194,062
  Wellman, Inc..........       4,600      112,700
                                      -----------
                                          584,737
                                      -----------
COMPUTERS/OFFICE
  AUTOMATION -- 2.1%
  Adaptec, Inc.*........       3,400      140,250
  Cabletron Systems,
    Inc.*...............       1,700      111,987
  Read-Rite Corp.*......       6,400      233,600
                                      -----------
                                          485,837
                                      -----------
CONTAINERS -- 0.5%
  Gaylord Container
    Corp. Class A*......      13,100      123,631
                                      -----------
CONTRACT DRILLING
  -- 1.3%
  Reading Bates Corp....      13,600      163,200
  Sonat Offshore
    Drilling Co.........       3,900      127,237
                                      -----------
                                          290,437
                                      -----------
ELECTRONIC INSTRUMENTS/
  DIVERSIFIED -- 3.8%
  Tencor Instruments,
    Corp.*..............       3,000      132,750
  Teradyne, Inc.*.......      11,800      424,800
  Varian Associates,
    Inc.................       5,800      307,400
                                      -----------
                                          864,950
                                      -----------
ENTERTAINMENT -- 0.4%
  King World
    Productions,
    Inc.*...............       2,700       98,887
                                      -----------
FINANCE COMPANIES
  -- 0.6%
  Olympic Financial
    LTD*................       5,100      139,613
                                      -----------

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

GAMBLING -- 0.7%
  Grand Casinos,
    Inc.*...............       3,700  $   150,312
                                      -----------
GROCERY PRODUCTS
  -- 0.7%
  IBP...................       3,100      165,462
                                      -----------
INVESTMENT COMPANIES
  -- 1.8%
  Alex Brown, Inc.......       2,700      157,612
  Bear Stearns Co.......       6,100      131,150
  Lehman Brothers
    Holdings, Inc.......       5,200      120,250
                                      -----------
                                          409,012
                                      -----------
LIFE INSURERS -- 0.7%
  Reinsurance Group of
    America.............       4,300      151,575
                                      -----------
MACHINERY/EQUIPMENT
  -- 1.8%
  Applied Material,
    Inc.*...............       1,300      132,925
  Kennametal, Inc.......       3,600      130,500
  Kulicke & Soffa
    Industries, Inc.....       3,800      138,700
  Presstek, Inc.*.......         200       10,650
                                      -----------
                                          412,775
                                      -----------
MEDICAL/NURSING/HEALTH
  SERVICES -- 0.7%
  Apria Healthcare
    Group, Inc.*........       2,600       64,350
  Lincare Holdings,
    Inc.*...............       4,000      103,000
                                      -----------
                                          167,350
                                      -----------
MEDICAL SUPPLIES
  -- 1.3%
  Boston Scientific
    Corp.*..............       3,900      166,237
  Nellcor Puritan
    Bennett, Inc.*......       2,700      134,325
                                      -----------
                                          300,562
                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

METALS -- 2.2%
  Asarco, Inc...........       7,200  $   226,800
  J. L. Specialty Steel,
    Inc.................       6,600      138,600
  Reynolds Metals Co....       2,200      127,050
                                      -----------
                                          492,450
                                      -----------
MILITARY/DEFENSE
  TECHNOLOGY -- 4.1%
  FMC Corp..............       3,400      258,400
  Harsco Corp...........       2,100      116,812
  McDonnell Douglas
    Corp................       4,700      388,925
  Olin Corp.............       2,400      165,000
                                      -----------
                                          929,137
                                      -----------
MONEY-CENTER BANKS
  -- 1.2%
  Bank of Boston Corp...       3,300      157,163
  North Fork
    Bancorporation,
    Inc.................       6,100      126,575
                                      -----------
                                          283,738
                                      -----------
MULTI-LINE INSURERS
  -- 1.3%
  American Financial
    Group, Inc..........       5,300      159,000
  Alexander & Alexander
    Services, Inc.......       4,500      109,125
                                      -----------
                                          268,125
                                      -----------
OILFIELD SERVICES/
  EQUIPMENT -- 0.5%
  Camco International,
    Inc.................       4,700      115,150
                                      -----------
OIL/GAS PRODUCTION
  -- 2.1%
  Imperial Oil
    Limited.............       3,700      137,825
  Louisiana Land
    Exploration Co......       2,500       89,063

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

OIL/GAS PRODUCTION
  (CONTINUED)
  USX-Marathon Group....       6,500  $   128,375
  Williams Companies,
    Inc.................       3,300      128,700
                                      -----------
                                          483,963
                                      -----------
OTHER CONSUMER SERVICES
  -- 0.5%
  Robert Half
    International,
    Inc.*...............       3,600      122,850
                                      -----------
OTHER ENERGY -- 0.6%
  Tidewater Inc.........       5,000      140,625
                                      -----------
OTHER PRODUCERS/
  MANUFACTURING
  -- 0.6%
  Danaher Corp..........       4,200      137,550
                                      -----------
PAPER -- 5.6%
  Boise Cascade Corp....       3,100      125,163
  Bowater, Inc..........       2,800      130,550
  Federal Paper Board
    Co..................       6,600      253,275
  Glatfelter (P. H.)
    Co..................       5,900      132,750
  Rayonier, Inc.........       3,700      144,763
  Smurfit (Jefferson)
    Corp.*..............       6,300       96,075
  Union Camp Corp.......       2,200      126,775
  Westvaco Corp.........       2,700      123,188
  Williamette
    Industries, Inc.....       2,200      146,850
                                      -----------
                                        1,279,389
                                      -----------
PROPERTY - CASUALTY
  INSURERS -- 1.2%
  Ace LTD...............       4,300      147,813
  Allmerica Property &
    Casualty Companies,
    Inc.................       5,300      126,538
                                      -----------
                                          274,351
                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BALANCED
GROWTH FUND                                  NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

RECREATIONAL PRODUCTS
  -- 0.5%
  Cobra Golf, Inc.*.....       4,100  $   122,488
                                      -----------
REGIONAL BANKS -- 0.5%
  Cullen/Frost Bankers,
    Inc.................       2,700      125,550
                                      -----------
RETAIL/FOOD DISTRUBUTION
  -- 0.5%
  Fleming Companies,
    Inc.................       4,600      110,400
                                      -----------
SEMICONDUCTORS/ELECTRONIC
  COMPONENTS -- 8.7%
  Altera Corp.*.........       9,400      586,325
  Atmel Corp............      11,000      371,250
  KLA Instruments
    Corp.*..............       5,800      465,450
  Micron Technology,
    Inc.................       5,100      405,450
  Xilinx, Inc.*.........       3,600      173,250
                                      -----------
                                        2,001,725
                                      -----------
SPECIALTY CHAINS
  -- 0.8%
  Compusa, Inc.*........       4,100      176,300
                                      -----------
TELECOMMUNICATIONS
  EQUIPMENT -- 2.6%
  Ascend Communications,
    Inc.*...............       5,200      416,000
  U.S. Robotics
    Corp.*..............       2,200      187,550
                                      -----------
                                          603,550
                                      -----------
TOBACCO PRODUCTS -- 1.1%
  Dimon, Inc............       7,900      118,500

                                             NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

TOBACCO PRODUCTS
  (CONTINUED)

  Loew's Corp...........         900  $   130,950
                                      -----------
                                          249,450
                                      -----------
TOTAL COMMON STOCKS
  (Cost $8,747,399).................   12,361,531
                                      -----------

                          PRINCIPAL
                            AMOUNT
-------------------------------------------------
CORPORATE BONDS -- 14.9%
-------------------------------------------------
BROADCASTING -- 0.7%
  SCI Television, Inc.
    11.000%, 06/30/05...  $  150,000      159,563
                                      -----------
ENTERTAINMENT -- 5.7%
  Time Warner Inc.
    9.150%, 02/01/23....   1,200,000    1,308,000
                                      -----------
FINANCE COMPANIES
  -- 1.0%
  Olympic Financial LTD
    13.000%, 05/01/00...     200,000      217,750
                                      -----------
FOOD CHAINS -- 0.9%
  Pathmark Stores, Inc.
    12.625%, 06/15/02...     200,000      215,750
                                      -----------
GAMBLING -- 0.5%
  Bally's Grand, Inc.
    10.375%, 12/15/03...     150,000      148,125
                                      -----------
LODGING -- 0.7%
  Motels of America
    12.000%, 04/15/04...     150,000      151,500
                                      -----------
MILITARY/DEFENSE
  TECHNOLOGY -- 0.1%
  IMO Industries, Inc.
    12.000%, 11/01/01...      25,000       25,344
                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT        VALUE

---------------------------------------------------------
CORPORATE BONDS (Continued)
----------------------------------------------

OIL/GAS PRODUCTION
  -- 3.5%
  Louisiana Land &
    Exploration
    7.65%, 12/01/23.....  $  800,000  $   790,000
                                      -----------
OTHER PRODUCERS/
  MANUFACTURING
  -- 0.7%
  Figgie International,
    Inc.
    9.875%, 10/01/99....     150,000      150,000
                                      -----------
SPECIALTY CHAINS
  -- 0.7%
  Compusa, Inc.
    9.500%, 06/15/00....     150,000      150,000
                                      -----------
TELECOMMUNICATIONS
  -- 0.4%
  Mobile Telecomm
    13.500%, 12/15/02...     100,000      112,375
                                      -----------
TOTAL CORPORATE BONDS
  (Cost $3,316,340).................    3,428,407
                                      -----------

                                           PRINCIPAL
                                             AMOUNT        VALUE

---------------------------------------------------------

U.S. TREASURY AND AGENCY OBLIGATIONS -- 23.3%
-------------------------------------------------
U.S. TREASURY BONDS
  -- 5.4%
    9.125%, 09/15/18....  $  953,000  $ 1,226,787
                                      -----------
U.S. TREASURY NOTES
  -- 9.3%
    6.125%, 07/15/96....   1,120,000    1,123,517
    6.500%, 09/30/96....   1,000,000    1,007,620
                                      -----------
                                        2,131,137
                                      -----------
  Federal Home Loan
    Mortgage Corp.
    -- 8.6%
    8.080%, 02/09/98....   1,950,000    1,961,739
                                      -----------
TOTAL U.S. TREASURY AND AGENCY
  OBLIGATIONS
  (Cost $5,112,270).................    5,319,663
                                      -----------
-------------------------------------------------
COMMERCIAL PAPER -- 6.0%
-------------------------------------------------
  J.P. Morgan
    6.500%, 10/02/95....     251,000      250,909
                                      -----------
  Melville Corp.
    6.650%, 10/02/95....   1,126,000    1,125,584
                                      -----------
TOTAL COMMERCIAL PAPER
  (Cost $1,376,493).................    1,376,493
                                      -----------
TOTAL INVESTMENTS -- 98.2%
  (Cost $18,552,502)................   22,486,094
OTHER ASSETS LESS LIABILITIES --
  1.8%..............................      403,961
                                      -----------
NET ASSETS -- 100.0%................  $22,890,055
                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GOVERNMENT INCOME PORTFOLIO
-------------------------------------------------------------------

  GOAL: Seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. Government and its agencies and instrumentalities.*

  REVIEW AND OUTLOOK: The Government Income Portfolio earned strong returns from April through September as choppy but rising U.S. bond market conditions favored our mix of bond maturities.

  It was a period of strong performance for bonds generally, as slow economic growth and few signs of inflationary pressures brought domestic investors into the market in full force. Bond buyers' confidence in the economy's stability encouraged purchases of longer-term securities. This helped the Portfolio, which held securities at the long end and the short end of its maturity target range. Foreign central banks also purchased large amounts of U.S. Treasury securities during the period. The central banks' efforts were intended to shore up the weak U.S. dollar in hopes that would lift slumping export industries in their home countries. This heightened bond buying pressure contributed to rising U.S. government security prices and long-term interest rates that fell to their lowest levels in more than a year.

  As of September 30, 1995, 26.3% of the Portfolio's holdings had maturities of two years or less; 35.7% matured in two to five years; 1.3% matured in five to ten years; and the remaining 36.7% had maturities of ten years or more for an average maturity of 10.75 years and a quality rating of AAA.

------------
  * The government guarantee of the Fund's portolio securities does not guarantee the value of the Fund's shares. The Fund's share price will generally fluctuate with changing interest rates or other market conditions.

--------------------------------------------------------------------------------

A CONVERSATION WITH JOHN WYLIE
-------------------------------------------------------------------

                      John Wylie
     [PHOTO]          Portfolio Manager
                      Government Income Portfolio

Q. JOHN, BOND PRICES HAVE RISEN SHARPLY ALL YEAR.
WHAT HAS BEEN HAPPENING IN THE ECONOMY AND THE MARKETS TO CONTRIBUTE TO THIS ENVIRONMENT?

A. The single factor that has been most important and crucial for interest rates and bonds this year has been the obvious lack of inflationary pressures in the economy. While there have been some inflationary pressures building up in intermediate goods, these have not followed through to consumer price increases. If this continues on trend, we will have consumer price inflation below 3% this year. This economic environment has produced a strong market for longer maturity bonds. As investors have become more comfortable with low inflation forecasts they have sought out the higher returns of longer-term bonds. The other real positive has been the political discussion in Washington, including a willingness to discuss spending at the federal government level. This has supported the tone for a positive bond market and investors have rallied around it.

Q. HOW DID THESE MARKET FORCES AFFECT THE
PERFORMANCE OF THE GOVERNMENT INCOME PORTFOLIO?

A. We've seen a strong bond market this year on average and the Portfolio has benefited from it. We structured the Portfolio with a combination of long and short maturities. This configuration paid off as investors bought bonds with longer maturities and drove up the value of the Portfolio's long-bond holdings.

Q. GIVEN THE SHARP RISE IN DOMESTIC EQUITIES THIS
YEAR, WHY WOULD INVESTORS WANT TO COMMIT A PORTION OF THEIR RESOURCES TO FIXED-INCOME SECURITIES?

A. It depends on an individual investor's objectives and willingness to take on risks. Experience has shown that by adding a portion of fixed-income assets to an all-equity portfolio you can, in fact, increase overall returns and reduce volatility. So I would recommend that some portion of every investor's portfolio be allocated to fixed-income assets.

Q. LOOKING AHEAD, WHAT FACTORS DO YOU SEE
HAVING THE GREATEST EFFECT ON INTEREST RATES IN THE NEAR TERM?

A. We don't try to forecast interest rates but we do monitor what is going on in the economy. The thing that we are monitoring most closely is domestic consumption, i.e. retail sales, which so far this year have surprised on the weak side. And we continually monitor inflation.

Q. HOW IS THE PORTFOLIO STRUCTURED TO TAKE
ADVANTAGE OF CURRENT INTEREST-RATE TRENDS?

A. At the end of September we lengthened the duration of the Portfolio maturities in recognition of the slow growth of the economy and its attendant low risk of inflation. We continue to use a structure that combines long and short maturities.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------

GOVERNMENT
INCOME FUND                                   PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------
U.S. TREASURY AND
 AGENCY OBLIGATIONS -- 78.9%
----------------------------------------------

U.S. TREASURY BONDS
  -- 15.5%
  9.125%, 05/15/18......  $   470,000  $  605,026
                                       ----------
U.S. TREASURY BONDS,
  STRIPPED -- 1.4%
  0.000%, 05/15/14*.....      195,000      55,942
                                       ----------
U.S. TREASURY NOTES
  -- 25.9%
  6.750%, 02/28/97......    1,000,000   1,012,840
                                       ----------
FEDERAL HOME LOAN
  MORTGAGE CORP.
  -- 36.1%
  8.080%, 02/09/98
  (Cost $1,402,095).....    1,400,000   1,408,428
                                       ----------
TOTAL U. S. TREASURY AND
  AGENCY OBLIGATIONS
  (Cost $2,993,062)..................   3,082,236
                                       ----------

                                              PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------

CORPORATE BONDS -- 22.4%
-------------------------------------------------
CIGNA CORPORATION
  -- 12.4%
  7.650%, 03/01/23......  $   500,000  $  485,625
UNITED AIR LINES
  -- 10.0%
  9.750%, 08/15/21......      350,000     389,812
                                       ----------
TOTAL CORPORATE BONDS
  (Cost $778,627)....................     875,437
                                       ----------
TOTAL INVESTMENTS -- 101.30%
  (Cost $3,771,689)..................   3,957,673
LIABILITIES IN EXCESS OF OTHER ASSETS
  -- (1.30%).........................     (50,998)
                                       ----------
NET ASSETS -- 100.00%................  $3,906,675
                                       ----------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

QUALIFIED SERIES PORTFOLIOS

                                   NET
                                  ASSET
                                 VALUES
                                   AT          NET        NET REALIZED
                                BEGINNING   INVESTMENT   AND UNREALIZED
                                   OF         INCOME        GAINS ON
                                 PERIOD     (DEFICIT)     INVESTMENTS
-----------------------------------------------------------------------
EMERGING GROWTH
  Qualified (For the period
    ended 09/30/95)*#.........   $12.50       $   --         $0.26
CORE GROWTH
  Qualified (For the period
    ended 09/30/95)#..........    13.66        (0.03)         3.45
  Qualified (For the period
    ended 03/31/95)*..........    12.50        (0.02)         1.18
INCOME & GROWTH
  Qualified (For the period
    ended 09/30/95)*#.........    12.50         0.04          0.25
BALANCED GROWTH
  Qualified (For the period
    ended 09/30/95)*#.........    12.50         0.03          0.11
GOVERNMENT INCOME
  Qualified (For the period
    ended 09/30/95)*#.........    12.50         0.06          0.04

------------
 *Core Growth Qualified Portfolio commenced operations on June 30, 1994. All other Qualified Portfolios commenced operation on August 31, 1995.

**Annualized

 +Net of expense reimbursement equivalent to 788.29%, 1.54%, 1.28%, 3518.64%, 3518.44%, and 3575.87% of average net assets, respectively.

 ++Including expenses allocated from the Master Trust Emerging Growth Fund, Core
   Growth Fund, Income & Growth, Balanced Growth Fund and Government Income Fund of 1.11%, 0.90%, 0.89%, 0.95%, 0.95% and 0.66%, net of expense reimbursement
   (advisor recoupment) equivalent to 0.00%, 0.00%, 0.00%, (0.01%), 0.40% and
   2.05% of average net assets of the Funds, respectively.

 #Unaudited

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                DISTRIBUTIONS
                                  FROM NET                             NET ASSET
                                 INVESTMENT       DISTRIBUTIONS        VALUES AT                     NET ASSETS AT
                                   INCOME       FROM CAPITAL GAINS   END OF PERIOD   TOTAL RETURN    END OF PERIOD
------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  Qualified (For the period
    ended 09/30/95)*#.........     $   --             $   --            $12.76           2.08%       $      23,612
CORE GROWTH
  Qualified (For the period
    ended 09/30/95)#..........         --                 --             17.08          25.04%           2,932,899
  Qualified (For the period
    ended 03/31/95)*..........         --                 --             13.66           9.28%           2,120,619
INCOME & GROWTH
  Qualified (For the period
    ended 09/30/95)*#.........      (0.04)                --             12.75           2.34%               1,020
BALANCED GROWTH
  Qualified (For the period
    ended 09/30/95)*#.........      (0.03)                --             12.61           1.01%               1,009
GOVERNMENT INCOME
  Qualified (For the period
    ended 09/30/95)*#.........      (0.06)                --             12.54           0.79%               1,003

                                                           RATIO OF NET
                                 RATIO OF EXPENSES      INVESTMENT INCOME
                                   TO AVERAGE NET      (DEFICIT) TO AVERAGE
                                     ASSETS+++            NET ASSETS+++
------------------------------
EMERGING GROWTH
  Qualified (For the period
    ended 09/30/95)*#.........        1.35%**               (1.18%)**
CORE GROWTH
  Qualified (For the period
    ended 09/30/95)#..........        1.24%**               (0.48%)**
  Qualified (For the period
    ended 03/31/95)*..........        1.24%**               (0.33%)**
INCOME & GROWTH
  Qualified (For the period
    ended 09/30/95)*#.........        0.95%**                4.78%**
BALANCED GROWTH
  Qualified (For the period
    ended 09/30/95)*#.........        0.95%**                3.59%**
GOVERNMENT INCOME
  Qualified (For the period
    ended 09/30/95)*#.........        0.66%**                7.29%**

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 1995
(UNAUDITED)
-------------------------------------------------------------------

QUALIFIED SERIES PORTFOLIOS

                                                               EMERGING       CORE      INCOME &     BALANCED    GOVERNMENT
                                                                GROWTH       GROWTH      GROWTH       GROWTH       INCOME
                                                              --------------------------------------------------------------
ASSETS
  Investment in Master Trust Fund, at value (Cost $24,008,
    $2,216,250, $1,000, $1,000, $1,000, respectively).......   $  23,613   $2,917,324   $   1,024    $   1,011    $   1,008
  Receivable:
    Shares of beneficial interest sold......................          --       25,000          --           --           --
    Due from advisor........................................       3,343        3,182       2,943        2,943        2,944
  Deferred organizational costs and other assets............       7,015       12,393       7,014        7,015        7,015
                                                              --------------------------------------------------------------
        Total assets........................................      33,971    2,957,899      10,981       10,969       10,967
                                                              --------------------------------------------------------------
LIABILITIES
  Payable:
    Investment purchased in Master Trust Fund...............          --       25,000          --           --            5
    Dividend payable........................................          --           --           3            2           --
  Accrued expenses..........................................      10,359           --       9,958        9,958        9,959
                                                              --------------------------------------------------------------
        Total liabilities...................................      10,359       25,000       9,961        9,960        9,964
                                                              --------------------------------------------------------------
NET ASSETS..................................................  $   23,612   $2,932,899  $    1,020   $    1,009   $    1,003
                                                              --------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid in capital...........................................  $   24,008   $2,239,251  $    1,000   $    1,000   $    1,000
  Accumulated undistributed net investment income
    (deficit)...............................................          (5 )     (8,986)         --            1            1
  Accumulated undistributed net realized gains..............           1       62,775           2           --           --
  Net unrealized appreciation (depreciation) on
    investments.............................................        (392 )    639,859          18            8            2
                                                              --------------------------------------------------------------
        Net assets..........................................  $   23,612   $2,932,899  $    1,020   $    1,009   $    1,003
                                                              --------------------------------------------------------------
Shares of beneficial interest, no par value, issued and
  outstanding (unlimited shares authorized).................       1,850      171,688          80           80           80
                                                              --------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of beneficial interest (Net
    assets/ Outstanding shares of beneficial interest)......      $12.76       $17.08      $12.75       $12.61       $12.54
                                                              --------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------

QUALIFIED SERIES PORTFOLIOS

                                                                 EMERGING      CORE      INCOME &     BALANCED    GOVERNMENT
                                                                  GROWTH*     GROWTH      GROWTH*      GROWTH*      INCOME*
                                                                -------------------------------------------------------------
INVESTMENT INCOME
  Net investment income (deficit) from Master Trust Fund......   $      (4)  $  (1,765)  $       4    $       3    $       6
                                                                -------------------------------------------------------------
  EXPENSES
    Accounting fees...........................................          --      14,820          --           --           --
    Administration fees.......................................         410         139          --           --            1
    Audit fees................................................         614       3,434         614          614          614
    Insurance.................................................          --          14          --           --           --
    Legal fees................................................          --         465          --           --           --
    Miscellaneous.............................................          --          42          --           --           --
    Organization costs........................................          17         449          17           17           17
    Registration fees.........................................       1,150         394       1,150        1,150        1,150
    Shareholder reporting fees................................           5         305          14           14           14
    Shareholder servicing fees................................          --       3,134          --           --           --
    Transfer agent fees.......................................       1,000         221       1,000        1,000        1,000
    Trustees' fees............................................         148          52         148          148          148
                                                                -------------------------------------------------------------
      Total expenses..........................................       3,344      23,469       2,943        2,943        2,944
    Less: Reimbursement from advisor..........................      (3,343 )   (19,246)     (2,943 )     (2,943 )     (2,944 )
                                                                -------------------------------------------------------------
      Net expenses............................................           1       4,223          --           --           --
                                                                -------------------------------------------------------------
        Net investment income (deficit).......................          (5 )    (5,988)          4            3            6
                                                                -------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on security transactions.........           1     170,244           2           --           --
    Change in net unrealized appreciation (depreciation) of
      investments.............................................        (392 )   395,237          18            8            2
                                                                -------------------------------------------------------------
      Net gain (loss) on investments..........................        (391 )   565,481          20            8            2
                                                                -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..................................................  $     (396 ) $ 559,493  $       24   $       11   $        8
                                                                -------------------------------------------------------------

---------------
*Commenced operations on August 31, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------

QUALIFIED SERIES PORTFOLIOS

                                          EMERGING GROWTH              CORE GROWTH              INCOME & GROWTH   BALANCED GROWTH
                                          ---------------   ---------------------------------   ---------------   ---------------
                                          FOR THE PERIOD    FOR THE PERIOD                      FOR THE PERIOD    FOR THE PERIOD
                                          ENDED SEPTEMBER   ENDED SEPTEMBER   FOR THE PERIOD    ENDED SEPTEMBER   ENDED SEPTEMBER
                                             30, 1995*         30, 1995       ENDED MARCH 31,      30, 1995*         30, 1995*
                                            (UNAUDITED)       (UNAUDITED)         1995**          (UNAUDITED)       (UNAUDITED)
                                          ---------------   ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net investment income (deficit).....  $           (5)   $       (5,988)   $       (2,998)   $            4    $            3
    Net realized gain (loss) from
      security transactions.............               1           170,244          (107,469)                2                --
    Change in net unrealized
      appreciation depreciation of
      investments.......................            (392)          395,237           244,622                18                 8
                                          ---------------------------------------------------------------------------------------
      Net increase (decrease) in net
        assets resulting from
        operations......................            (396)          559,493           134,155                24                11
                                          ---------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHARES OF BENEFICIAL
    INTEREST
    Net investment income+..............              --                --                --                (4)               (2)
                                          ---------------------------------------------------------------------------------------
  TRANSACTIONS IN SHARES OF BENEFICIAL
    INTEREST
    Proceeds from shares sold...........          24,008           358,841         2,054,852             1,000             1,000
    Cost of shares repurchased..........              --          (106,054)          (69,388)               --                --
                                          ---------------------------------------------------------------------------------------
    Increase in net assets from
      transactions in shares of
      beneficial interest...............          24,008           252,787         1,985,464             1,000             1,000
                                          ---------------------------------------------------------------------------------------
      Total increase in net assets......          23,612           812,280         2,119,619             1,020             1,009
NET ASSETS:
  BEGINNING OF PERIOD...................              --         2,120,619             1,000                --                --
                                          ---------------------------------------------------------------------------------------
  END OF PERIOD.........................  $       23,612    $    2,932,899    $    2,120,619    $        1,020    $        1,009
                                          ---------------------------------------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................              --           155,240                80                --                --
  Shares sold...........................           1,850            23,534           160,647                80                80
  Shares repurchased....................              --            (7,086)           (5,487)               --                --
                                          ---------------------------------------------------------------------------------------
  Ending Balance........................           1,850           171,688           155,240                80                80
                                          ---------------------------------------------------------------------------------------

                                            GOVERNMENT
                                              INCOME
                                          ---------------
                                          FOR THE PERIOD
                                          ENDED SEPTEMBER
                                             30, 1995
                                            (UNAUDITED)
                                          ---------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS
    Net investment income (deficit).....  $            6
    Net realized gain (loss) from
      security transactions.............              --
    Change in net unrealized
      appreciation depreciation of
      investments.......................               2

      Net increase (decrease) in net
        assets resulting from
        operations......................               8

  DISTRIBUTIONS TO SHARES OF BENEFICIAL
    INTEREST
    Net investment income+..............              (5)

  TRANSACTIONS IN SHARES OF BENEFICIAL
    INTEREST
    Proceeds from shares sold...........           1,000
    Cost of shares repurchased..........              --

    Increase in net assets from
      transactions in shares of
      beneficial interest...............           1,000

      Total increase in net assets......           1,003
NET ASSETS:
  BEGINNING OF PERIOD...................              --

  END OF PERIOD.........................  $        1,003

CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................              --
  Shares sold...........................              80
  Shares repurchased....................              --

  Ending Balance........................              80


-------------
 *Commenced operations on August 31, 1995.
**Commenced operations on June 30, 1994.
 +See Financial Highlights for per share distribution amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 43 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering twelve investment vehicles (the "Funds").

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

INVESTMENT INCOME

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from the security transactions of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year, (or period where appropriate), differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

  The character of distributions made during the year (or period where appropriate), from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

DEFERRED ORGANIZATION COSTS

  Organization Costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and will be amortized over a period of 60 months from the date the Portfolios commenced operations.

  In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolios' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) -- Continued
--------------------------------------------------------------------------------

Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

SHAREHOLDER SERVICE PLAN

  The Trust has approved a shareholder service plan under which Nicholas Applegate Securities is also compensated .25% of the daily net asset value of the Qualified Series for non-distribution related expenses.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolio's expenses to the following annual levels through March 31, 1996. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

       FUND
------------------------------------------------
Emerging Growth Qualified Portfolio.............    1.50%
Core Growth Qualified Portfolio.................    1.25%
Income & Growth Qualified Portfolio.............    1.25%
Balanced Growth Qualified Portfolio.............    1.25%
Government Income Qualified Portfolio...........    0.80%

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the period ended September 30, 1995 were as follows:

                                      ADDITIONS   REDUCTIONS
                                       (000S)       (000S)
                                     -----------  -----------
Emerging Growth Qualified
  Portfolio........................   $      24    $      --
Core Growth Qualified Portfolio....         375          157
Income & Growth Qualified
  Portfolio........................           1           --
Balanced Growth Qualified
  Portfolio........................           1           --
Government Income Qualified
  Portfolio........................           1           --

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST AS OF SEPTEMBER 30, 1995 (UNAUDITED)

                                                    EMERGING        CORE
                                                     GROWTH        GROWTH       INCOME &     BALANCED    GOVERNMENT
                                                      FUND          FUND      GROWTH FUND   GROWTH FUND  INCOME FUND
                                                  ------------  ------------  ------------  -----------  -----------
ASSETS
  Investments at value
    (Cost $407,407,237, $261,616,236,
      $92,041,806, $18,552,502, $3,771,689,
      respectively.)............................  $529,521,399  $344,826,834  $104,834,655  $22,486,094   $3,957,673
  Cash..........................................            --        14,577         2,249       14,611          --
  Receivables:
    Dividends...................................        48,375       141,126       211,144       10,438          --
    Interest....................................         6,264         4,526       753,967      196,020      47,200
    Investment securities sold..................    11,517,890     3,021,224     2,195,241      775,064          --
    Interests sold..............................       558,153       485,384        98,858       93,056      10,326
    Due from advisor............................            --            --            --           --       6,564
  Deferred organization costs...................        27,232        39,676        19,677       14,037      12,911
  Other assets..................................         1,474           562           411           --          --
                                                  ------------------------------------------------------------------
      Total assets..............................   541,680,787   348,533,909   108,116,202   23,589,320   4,034,674
                                                  ------------------------------------------------------------------
LIABILITIES
  Payables:
    Investment securities purchased.............     2,241,399     1,520,875     3,411,881      650,542          --
    Interests repurchased.......................       329,253       326,643       246,478       28,929          --
  Accrued expenses..............................       560,703       310,520       107,971       19,794      38,323
  Other liabilities.............................        16,027            --            --           --      89,676
                                                  ------------------------------------------------------------------
      Total liabilities.........................     3,147,382     2,158,038     3,766,330      699,265     127,999
                                                  ------------------------------------------------------------------
NET ASSETS......................................  $538,533,405  $346,375,871  $104,349,872  $22,890,055   $3,906,675
                                                  ------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid in capital...............................  $416,000,159  $271,338,458  $ 84,544,918  $18,561,322   $3,320,470
  Accumulated net investment income (deficit)...    (4,626,766)     (146,339)    9,677,590    1,103,834     627,635
  Accumulated net realized gains (losses).......     5,048,911    (8,026,846)   (2,665,485)    (708,693)   (227,414)
  Net unrealized appreciation on investments....   122,111,101    83,210,598    12,792,849    3,933,592     185,984
                                                  ------------------------------------------------------------------
      Net assets................................  $538,533,405  $346,375,871  $104,349,872  $22,890,055   $3,906,675
                                                  ------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE PERIOD ENDED SEPTEMBER 30, 1995 (UNAUDITED)

                                                            EMERGING         CORE        INCOME &     BALANCED    GOVERNMENT
                                                             GROWTH         GROWTH        GROWTH       GROWTH       INCOME
                                                              FUND           FUND          FUND         FUND         FUND
                                                          -------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
    Dividends...........................................  $     571,643  $    665,155  $    617,514  $    65,495   $      --
    Interest............................................        825,525       529,888     2,062,681      373,142     179,756
                                                          -------------------------------------------------------------------
      Total income......................................      1,397,168     1,195,043     2,680,195      438,637     179,756
                                                          -------------------------------------------------------------------
  EXPENSES
    Accounting fees.....................................         84,557        66,320        38,235       37,500      37,500
    Administration fees.................................         17,500        55,823        18,760        3,949         870
    Advisory fees.......................................      2,487,855     1,172,190       393,370       82,842      11,049
    Audit fees..........................................         55,340        37,168        11,030        2,330         503
    Custodian fees......................................         72,748        34,055        15,862       12,591       7,760
    Insurance...........................................          2,828         4,686         1,430          373         177
    Legal fees..........................................         13,007        10,508         2,204          462         103
    Miscellaneous.......................................         24,104        15,138         5,081        1,070         297
    Organization costs..................................          4,269         7,792         3,865        2,758       2,537
    Trustees' fees......................................          4,886         6,886         4,886        4,886       4,886
                                                          -------------------------------------------------------------------
      Total expenses....................................      2,767,094     1,410,566       494,723      148,761      65,682
      Reimbursement (recoupment) from (due to) advisor..             --            --         3,546      (43,828)    (49,710)
                                                          -------------------------------------------------------------------
      Net expenses......................................      2,767,094     1,410,566       498,269      104,933      15,972
                                                          -------------------------------------------------------------------
      Net investment income (deficit)...................     (1,369,926)     (215,523)    2,181,926      333,704     163,784
                                                          -------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on security transactions............     59,504,105    23,633,813     4,704,792    1,418,590     137,510
  Change in net unrealized appreciation of
    investments.........................................     53,116,640    47,040,750     9,259,998    1,931,006      84,318
                                                          -------------------------------------------------------------------
    Net gain on investments.............................    112,620,745    70,674,563    13,964,790    3,349,596     221,828
                                                          -------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....  $ 111,250,819  $ 70,459,040  $ 16,146,716  $ 3,683,300   $ 385,612
                                                          -------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                         EMERGING GROWTH                       CORE GROWTH
                                ---------------------------------   ---------------------------------
                                    FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE
                                     1995           YEAR ENDED           1995           YEAR ENDED
                                  (UNAUDITED)     MARCH 31, 1995      (UNAUDITED)     MARCH 31, 1995
                                ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............  $    (1,369,926)  $    (2,224,592)  $      (215,523)  $       136,431
    Net realized gain (loss)
      from security
      transactions............       59,504,105       (48,388,925)       23,633,813       (27,617,865)
    Change in net unrealized
      appreciation of
      investments.............       53,116,640        88,372,950        47,040,750        36,375,233
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............      111,250,819        37,759,433        70,459,040         8,893,799
                                ---------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS
    Contributions by
      partners................       48,179,055        77,212,401        37,852,862        76,785,761
    Withdrawals by partners...      (91,945,620)      (57,696,150)      (45,790,953)      (91,624,360)
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (43,766,565)       19,516,251        (7,938,091)      (14,838,599)
                                ---------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       67,484,254        57,275,684        62,520,949        (5,944,800)
NET ASSETS:
  BEGINNING OF PERIOD.........      471,049,151       413,773,467       283,854,922       289,799,722
                                ---------------------------------------------------------------------
  END OF PERIOD...............  $   538,533,405   $   471,049,151   $   346,375,871   $   283,854,922
                                ---------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                          GOVERNMENT
                                         INCOME & GROWTH                     BALANCED GROWTH                INCOME
                                ---------------------------------   ---------------------------------   ---------------
                                    FOR THE                             FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE        SEPTEMBER 30,
                                     1995           YEAR ENDED           1995           YEAR ENDED           1995
                                  (UNAUDITED)     MARCH 31, 1995      (UNAUDITED)     MARCH 31, 1995      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............  $     2,181,926   $     5,103,250   $      333,704    $       477,083   $      163,784
    Net realized gain (loss)
      from security
      transactions............        4,704,792       (13,408,682)       1,418,590         (1,500,269)         137,510
    Change in net unrealized
      appreciation of
      investments.............        9,259,998         5,539,419        1,931,006          1,850,658           84,318
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............       16,146,716        (2,766,013)       3,683,300            827,472          385,612
                                ---------------------------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS
    Contributions by
      partners................        4,386,197        32,875,977        1,870,851          4,819,959        1,209,328
    Withdrawals by partners...      (22,269,463)      (42,582,471)      (4,479,597)        (6,527,607)      (3,021,768)
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (17,883,266)       (9,706,494)      (2,608,746)        (1,707,648)      (1,812,440)
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       (1,736,550)      (12,472,507)       1,074,554           (880,176)      (1,426,828)
NET ASSETS:
  BEGINNING OF PERIOD.........      106,086,422       118,558,929       21,815,501         22,695,677        5,333,503
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $   104,349,872   $   106,086,422   $   22,890,055    $    21,815,501   $    3,906,675
                                ---------------------------------------------------------------------------------------


                                    FOR THE
                                  YEAR ENDED
                                MARCH 31, 1995

INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS
    Net investment income
      (deficit)...............  $       365,015
    Net realized gain (loss)
      from security
      transactions............         (447,930)
    Change in net unrealized
      appreciation of
      investments.............          305,693

      Net increase (decrease)
        in net assets
        resulting from
        operations............          222,778

  TRANSACTIONS IN INTERESTS
    Contributions by
      partners................       10,057,391
    Withdrawals by partners...      (13,048,663)

      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       (2,991,272)

      Total increase
        (decrease) in net
        assets................       (2,768,494)
NET ASSETS:
  BEGINNING OF PERIOD.........        8,101,997

  END OF PERIOD...............  $     5,333,503


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of twelve investment vehicles (each a "Fund" and collectively the "Funds") as of September 30, 1995. Each Fund has up to five Portfolios which have invested in the respective series of the Master Trust to achieve their investment objective. The Trust commenced operations on April 19, 1993.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for the Nicholas-Applegate Mutual Funds describes each Fund's policies with respect to declaration and payment of dividends and distribution of capital gains.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                              FIRST $500    NEXT $500    EXCESS OF
       FUND                     MILLION      MILLION    $1 BILLION
----------------------------  -----------  -----------  -----------
Emerging Growth.............       1.00%        1.00%        1.00%
Core Growth Fund............        .75%        .675%         .65%
Income & Growth Fund........        .75%        .675%         .65%
Balanced Gowth Fund.........        .75%        .675%         .65%
Government Income Fund......        .40%         .55%         .55%

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30, 1995, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Government Income Fund...............  $  24,688

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS (UNAUDITED) -- Continued
--------------------------------------------------------------------------------

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended September 30, 1995, were as follows:

       FUND                        PURCHASES      SALES
--------------------------------  -----------  -----------
Emerging Growth Fund............  $   316,804  $   371,892
Core Growth Fund................      154,019      174,393
Income & Growth Fund............       54,755       71,219
Balanced Growth Fund............       11,075       14,106
Government Income Fund..........        2,268        2,970

  At September 30, 1995, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                 TAX         GROSS          GROSS           NET
               COST OF    UNREALIZED     UNREALIZED     UNREALIZED
   FUND      INVESTMENTS  APPRECIATION (DEPRECIATION)   APPRECIATION
-----------  -----------  -----------  ---------------  -----------
Emerging
  Growth
  Fund.....   $ 407,357    $ 130,053      $  (7,889)     $ 122,164
Core Growth
  Fund.....     261,581       86,051         (2,805)        83,246
Income &
  Growth
  Fund.....      92,042       13,424           (631)        12,793
Balanced
  Growth
  Fund.....      18,552        4,111           (177)         3,934
Government
  Income
  Fund.....       3,772          187             (1)           186

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

D. SELECTED RATIO DATA

                                                                                          RATIO OF NET
                                                                           RATIO OF        INVESTMENT
                                                                          OPERATING          INCOME
                                                                         EXPENSES TO      (DEFICIT) TO
                                                                         AVERAGE NET      AVERAGE NET        PORTFOLIO
                                                                           ASSETS+          ASSETS+        TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  For the period ended 09/30/95**.....................................        1.11%*          (0.55%)*         67.84%
  For the year ended 03/31/95.........................................        1.12%           (0.53%)         100.46%
  For the period ended 03/31/94++.....................................        1.12%*          (0.80%)*         50.51%
CORE GROWTH
  For the period ended 09/30/95**.....................................        0.90%*          (0.14%)*         52.44%
  For the year ended 03/31/95.........................................        0.89%            0.05%           98.09%
  For the period ended 03/31/94++.....................................        0.92%*          (0.03%)*         84.84%
INCOME & GROWTH
  For the period ended 09/30/95**.....................................        0.95%*           4.16%*          53.41%
  For the year ended 03/31/95.........................................        0.93%            4.37%          125.51%
  For the period ended 03/31/94++.....................................        0.94%*           3.51%*         177.52%
BALANCED GROWTH
  For the period ended 09/30/95**.....................................        0.95%*           3.02%*          51.94%
  For the year ended 03/31/95.........................................        0.95%            2.13%          110.40%
  For the period ended 03/31/94++.....................................        0.94%*           1.93%*          85.43%
GOVERNMENT INCOME
  For the period ended 09/30/95**.....................................        0.66%*           6.74%*          46.81%
  For the year ended 03/31/95.........................................        0.80%            5.32%          258.72%
  For the period ended 03/31/94++.....................................        0.80%*           3.43%*         159.17%

------------
 *Annualized.

**Unaudited.

 +Net of expense reimbursement (advisor recoupment) equivalent to 0.00%, (0.01%), 0.04%, 0.00%, 0.00%, 0.00%, (0.01%), 0.02%, 0.03%, 0.40%, 0.38%,
  0.43%, 2.05%, 1.41% and 2.00% of average net assets, respectively.

 ++Emerging Growth Fund commenced operations on October 1, 1993. Core Growth
   Fund, Income & Growth Fund, Balanced Growth Fund and Government Income Fund commenced operations on April 19, 1993.

--------------------------------------------------------------------------------

60